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                                                                    Exhibit 10.9


CERTAIN INFORMATION HAS BEEN OMITTED UNDER A CONFIDENTIAL TREATMENT REQUEST MADE PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.


                    GTIS MASTER OPTION AND LICENSE AGREEMENT



                 This Master Option and License Agreement ("Option Agreement") is made and entered into the 28th day of December, 1994, by and among WMS INDUSTRIES INC. ("WMS"), WILLIAMS ELECTRONICS GAMES, INC. ("WEG"); MIDWAY MANUFACTURING COMPANY ("Midway") and WILLIAMS ENTERTAINMENT INC. ('WEI"), each being Delaware corporations with offices at 3401 North California Avenue, Chicago, Illinois 60618, and GT INTERACTIVE SOFTWARE CORP. ("GTIS"), a Delaware corporation with offices at 16 East 40th Street, New York, New York 10016.

                              W I T N E S S E T H:

                 WHEREAS, WEG, Midway and WEI are wholly-owned subsidiaries of WMS engaged in the business of designing, manufacturing and selling coin-operated amusement games and software products for dedicated home game systems and multipurpose home computers; and

                 WHEREAS, GTIS is engaged in the business of distributing software entertainment products for multipurpose home computers; and

                 WHEREAS, GTIS desires to acquire certain rights from WMS, WEG, Midway, WEI and other affiliates of WMS with respect to "Games," as such term is defined herein, and WEG, Midway, WEI and WMS desire to grant such rights to GTIS;
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                 NOW, THEREFORE, the parties hereto agree as follows:

                 1. DEFINITIONS.

                    1.1. "Accepted Game" shall mean any Game with respect to which GTIS has received a license or has exercised an option to acquire a license provided for in Section 2 hereof.

                    1.2. "Designated Multipurpose Computer Platforms" shall mean IBM PC or Apple Macintosh or other compatible multipurpose home computers which utilize floppy disks or CD-ROMs or other stand alone devices which may hereafter replace or supplement floppy disks or CD-ROMs in all operating systems now known or hereafter developed or designed for use on the aforesaid multipurpose home computers. Designated Multipurpose Computer Platforms shall not include dedicated home game systems, such as those marketed by Nintendo, Sega, Atari, Sony, etc.

                    1.3. "First Release" or "First Released" shall have the meaning ascribed in Section 2.4 hereof.

                    1.4. "Game" shall mean any coin-operated video game (including kits), any home video game and any on- line game, released or intended to be released, by any member of the WMS Group for sale in commercial quantities in the normal course of business. Home video games shall include games designed for play on dedicated home game systems, such as those marketed by Nintendo, Sega, Atari, Sony, etc. as well as on multipurpose home computers, such as those marketed by IBM and Apple.

                    1.5. "Home Computer Software Distribution and License Agreement" shall mean an agreement for the license of an Accepted Game for use solely on Designated

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Multipurpose Computer Platforms in the form of Exhibit A annexed hereto, as the same may be amended from time to time by written agreement of the parties thereto.

                    1.6. "Initial Option Period" shall have the meaning ascribed in Section 2.1 hereof.

                    1.7. "Interim Period Games" shall have the meaning ascribed in Section 2.1 hereof.

                    1.8. "New Game Option Notice Date" shall have the meaning ascribed in Section 2.4 hereof.

                    1.9. "Option and Advance Fee" shall have the meaning ascribed in Section 3 hereof.

                    1.10. "Previously Developed Games" shall have the meaning ascribed in Section 2.3 hereof.

                    1.11. "Technically Acceptable Master Disk" shall mean a completed and functioning CD-ROM Master Disk or floppy disk for the Accepted Game in a format substantially ready to be reproduced and manufactured for retail distribution and the instruction manual therefor. The Accepted Game contained in the master disk will have been alpha and beta tested and all known material bugs and defects will have been corrected.

                    1.12. "WMS Group" shall mean WMS, WEG, Midway and WEI, or any subsidiary, affiliate or other entity, a majority of whose capital stock is owned directly or indirectly by WMS, WEG, Midway or WEI or with respect to which during the term of this Agreement, WMS, directly or indirectly, has the legal power, without the consent of any third party, to direct the acquisition of rights to or exploitation of Games on Designated Multipurpose

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THE INFORMATION BELOW MARKED BY * HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.


Computer Platforms.

                 2. GRANT AND TERMINATION OF OPTION; EXERCISE OF OPTION.

                    2.1. The WMS Group hereby grants to GTIS a first option to acquire a license, in the form of the Home Computer Software Distribution and License Agreement, to manufacture, distribute and sell versions of the Game for use solely on Designated Multipurpose Computer Platforms, with respect to (i) Previously Developed Games, (ii) new Games First Released by the WMS Group during the three (3) year period (subject to extension as provided below) commencing March 22, 1995 and expiring March 31, 1998 (the "Initial Option Period") and (iii) Games which are offered to Acclaim Entertainment, Inc. ("Acclaim") between the date hereof and March 21, 1995, but are not accepted by Acclaim ("Interim Period Games"). If either of the "Extension Events" described below shall have occurred during the Initial Option Period, the option period shall be deemed extended to March 31, 1999. Extension Events shall mean either
(i) the WMS Group shall have received not less than * Dollars in the aggregate from royalties paid under Home Computer Software Distribution and License Agreements and the Option and Advance Fee or from voluntary payments by GTIS, provided that the amount of voluntary payments which may be utilized to calculate the attainment of the Extension Event shall not exceed * Dollars; or
(ii) the market value of the shares of stock which may be acquired by WMS upon exercise of the Warrants provided for in Section 4 hereof shall have increased by at least * Dollars as compared to the market value of such shares on the date the Warrants were issued and an amount of such shares have been purchased or are currently purchasable under the Warrants and have been sold or are publicly saleable by WMS as have permitted or


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THE INFORMATION BELOW MARKED BY * HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.


will permit WMS to realize such * Dollars increase. For purposes hereof shares shall be considered publicly saleable (i) if they are saleable under Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), or any similar rule hereafter in effect; (ii) if, in the opinion of counsel to GTIS, such shares may be publicly sold under Section 4(1) or otherwise publicly sold without registration under the Securities Act; (iii) if such shares have been registered for sale and are saleable under an effective registration statement duly filed under the Securities Act; (iv) if WMS has a demand registration right then available under the registration rights agreement annexed hereto as Exhibit B; or (v) if GTIS has duly exercised the GTIS Call as that term is defined in such registration rights agreement. In calculating the amount the WMS Group has received for purposes of clause (i) above, payments made with royalty reports within 45 days after the end of the Initial Option Period shall be included.

                    2.2. The WMS Group shall not grant a license to any third parties to manufacture, distribute and sell versions of a Game for use on Designated Multipurpose Computer Platforms if such Game would be subject to GTIS' first option right specified in Section 2.1 hereof until such time as GTIS shall have declined to acquire a license, or the option periods specified in Sections 2.4 and 2.5 hereof, whichever is applicable, shall have expired, or the applicable Home Computer Software License Agreement shall otherwise permit. GTIS understands, acknowledges and agrees that (i) with respect to Games manufactured by the WMS Group under license from third parties, the rights granted by the WMS Group to GTIS cannot exceed the rights obtained by and will be subject to the limitations imposed on the WMS Group from such third party and the form of Home Computer Software Distribution and License


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Agreement will be deemed modified to the extent so required; (ii) although the
WMS Group is developing Games in the normal course of business, the WMS Group is under no obligation to develop Games or to present any minimum number of Games to GTIS under this Agreement; (iii) until March 21, 1995, Acclaim Entertainment, Inc. ("Acclaim") has a first option to license Games for use on home computers and GTIS' rights under this Agreement shall be subject to Acclaim's rights; and
(iv) Williams/Nintendo, Inc. (a joint venture company in formation owned by a wholly owned subsidiary of WMS and Nintendo of America Inc.) has been granted a first right of negotiation with respect to the exclusive right to produce and distribute certain coin-operated games for all formats, including home computers, if those games are implemented for play upon certain coin-operated hardware systems proprietary to Nintendo and its licensors.

                    2.3. Attached hereto as Schedule 1 is a list of the titles of certain Games heretofore developed by the WMS Group with respect to which the WMS Group has the right to grant licenses to GTIS to manufacture, distribute and sell versions of the Game for use on Designated Multipurpose Computer Platforms ("Previously Developed Games"). Within sixty (60) days after the date hereof, GTIS and WMS Group shall enter into Home Computer Software Distribution and License Agreements with respect to each of the Previously Developed Games. The WMS Group at its own cost and expense will use reasonable efforts to complete development of Technically Acceptable Master Disks for such Previously Developed Games for play on IBM PC and compatible home computers, and for Troy Aikman NFL Football for Macintosh computers as well, by the dates and in the formats set forth on Schedule 1. If GTIS desires Technically Acceptable Master Disks to be developed for play on Apple Macintosh home computers, it will notify WMS within 60 days of the date hereof and WMS and GTIS will agree


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THE INFORMATION BELOW MARKED BY * HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

jointly as to the development budget and the identity of the proposed developer. GTIS shall pay to WMS * of the actual costs of such development of Technically Acceptable Master Disks for Apple Macintosh home computers simultaneously with receipt of such disks and a reasonably detailed written summary of the development costs, none of which payment shall be recoupable by GTIS or repayable to GTIS in any manner or for any reason. The provisions of Section 2.7 hereof with respect to budget overruns shall apply to the development budget referred to in this Section 2.3, to the extent applicable.

                    2.4. With respect to Games First Released by the WMS Group for the coin-operated, home video or on-line markets after March 22, 1995, beginning with Mortal Kombat III, or Interim Period Games, the WMS Group shall notify GTIS in writing as to the existence of a Game within thirty (30) days after the WMS Group has begun to ship the Game for use commercially in the ordinary course of business (and not merely for the WMS Group's test purposes), or within thirty (30) days after the date Acclaim's option rights expire unexercised, whichever is later. The date of such notice is hereinafter referred to as the "New Game Option Notice Date." A Game shall be deemed First Released by the WMS Group on the date of the first commercial shipment in the normal course of business and with respect to on-line Games when such Games are first commercially sold to subscribers to the on-line service. If the WMS Group does not actually make a commercial shipment of a Game notwithstanding its original intention to do so, then the WMS Group shall notify GTIS of its decision not to make such shipments and the New Game Option Notice Date for such Game shall be deemed to be the date of such notice. Each notice given in accordance with this
Section 2.4


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(i) shall identify the Game, (ii) shall describe in reasonable detail its characteristics and method of play, and (iii) shall set forth a proposed budget and time frame for developing Technically Acceptable Master Disks for such game for play on Designated Multipurpose Computer Platforms, and the identity of the proposed developer. GTIS shall have a reasonable opportunity to consult with the WMS Group prior to the WMS Group determining the proposed budget, time frame and developer, but the final decision shall be made by WMS. GTIS acknowledges that Mortal Kombat III is currently in process of development and hereby consents to the designation of Sculptured Software, Inc. as the developer. Each such notice relating to a Game manufactured by the WMS Group pursuant to a license from or other agreement with any third party shall set forth a summary of any material limitations upon the scope of the license in respect thereof which may be granted to GTIS hereunder, the amount or method of determining third party royalties payable thereunder and the material terms of such license or other agreement applicable to platforms other than Designated Multipurpose Computer Platforms. With respect to each Game as to which GTIS receives written notice as hereinabove provided, GTIS shall have a period of ninety (90) days from the New Game Option Notice Date to notify WMS in writing that it elects to exercise its option to license the Game. Upon receipt of such notice from GTIS, the WMS Group will proceed to develop or retain a third party to develop a Technically Acceptable Master Disk for such Game for play on one or more Designated Multipurpose Computer Platforms as identified in the budget and will use reasonable efforts to complete or cause the completion of such development within twelve (12) months of receipt of such notice from GTIS. In addition to any other payments made hereunder or under any Home Computer Software Distribution and License Agreement, subject to the provision of Paragraph


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THE INFORMATION BELOW MARKED BY * HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

2.7 below, GTIS shall pay to WMS * of the actual costs of such code development simultaneously with receipt of a Technically Acceptable Master Disk and a reasonably detailed written summary of the development costs, none of which payment shall be recoupable by GTIS or repayable to GTIS in any manner or for any reason. It is understood that the development budget shall include a compensation expense of up to * if the WMS Group employs a dedicated in-house producer for the purpose of such development.

                    2.5. If, by itself, or through use of a third party developer, the WMS Group determines to develop or acquire a Game for play on multipurpose home computers that it has not theretofore developed or acquired for the coin-operated or dedicated home game player market, it shall notify GTIS in writing as to its intention, which notice shall describe in reasonable detail the proposed characteristics of the Game and shall set forth an estimated budget and time frame for developing Technically Acceptable Master Disks for such game for play on one or more Designated Multipurpose Computer Platforms and the identity of the proposed developer. Each such notice relating to a Game the rights to which are derived from a license or other agreement with a third party shall set forth a summary of any material limitations upon the scope of the license in respect thereof which may be granted to GTIS hereunder, the amount or method of determining third party royalties payable thereunder and the material terms of such license or other agreement applicable to platforms other than Designated Multipurpose Computer Platforms. GTIS shall have an opportunity to consult with the WMS Group prior to the WMS Group determining the proposed budget, time frame and developer, but the final decision shall be made by WMS. GTIS shall have a period of fifteen (15) days from the date of such notice



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THE INFORMATION BELOW MARKED BY * HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

to notify WMS in writing that it elects to exercise its option to license the Game. Upon receipt of such notice from GTIS, the WMS Group will proceed to develop or retain a third party to develop a Technically Acceptable Master Disk for such Game for play on one or more Designated Multipurpose Computer Platforms as identified in the budget and will use reasonable efforts to complete or cause the completion of such development within the estimated time frame set forth in the notice. In addition to any other payments made hereunder or under any Home Computer Software Distribution and License Agreement, subject to the provisions of Paragraph 2.7 below, GTIS shall pay to WMS * of the actual costs of such code development simultaneously with receipt of a Technically Acceptable Master Disk and a reasonably detailed written summary of the development costs, none of which payment shall be recoupable by GTIS or repayable to GTIS in any manner or for any reason. It is understood that the development budget shall include a compensation expense of up to * if the WMS Group employs a dedicated in-house producer for the purpose of such development.

                    2.6. All Previously Developed Games and any Game as to which GTIS has exercised its option within the notice periods specified in Sections
2.4 and 2.5 above shall become an Accepted Game for all purposes of this Agreement. With respect to each Accepted Game, GTIS and the member of the WMS Group which is manufacturing such Game shall enter into a Home Computer Software Distribution and License Agreement which shall be dated the earlier of: the date GTIS Shall have given notice of its acceptance thereof, or the date which is sixty (60) days following the date of the option notice. If either of such parties shall wrongfully refuse to enter into a Home Computer Software Distribution and License Agreement


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THE INFORMATION BELOW MARKED BY * HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

with respect to any Accepted Game, then, in addition to any other rights of the non-defaulting party hereunder, at the option of the non-defaulting party, such Home Computer Software Distribution and License Agreement shall be deemed to have been entered into as of the date on which GTIS shall have exercised its option to acquire the license of such Accepted Game as provided herein. GTIS understands and agrees that it will have no rights whatsoever in respect of any Game which does not become an Accepted Game in accordance with the terms of this Agreement and for which a Home Computer Software Distribution and License Agreement is not duly executed (or deemed executed as provided above), and the WMS Group may exploit its rights in any Game which does not become an Accepted Game in any manner it sees fit, free and clear of this Agreement.

                    2.7. The parties hereto acknowledge that notwithstanding efforts to produce reliable development budgets under Sections 2.4 and 2.5 hereof, in certain instances the actual costs of development may exceed the budgeted costs. In those instances, WMS shall notify GTIS of the projected budget overrun (the "Overrun Notice") promptly after WMS becomes aware of such overrun.

                         2.7.1. The following provisions shall apply to budget
overruns in respect of Games which became Accepted Games under Section 2.4 hereof ("Section 2.4 Games"). If the actual cost of development of a Section 2.4 Game being developed by a third party developer is not more than * of the budget approved by GTIS, GTIS will pay WMS * of such actual costs as provided in
Section 2.4 hereof. If the actual costs of development of a Section 2.4 Game exceed * of the budget with respect to a Game being developed by a third


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THE INFORMATION BELOW MARKED BY * HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

party developer or * of the budget with respect to a Game being developed in-house by the WMS Group, whichever is applicable, GTIS shall have the right, by notice to WMS given within ten (10) days of receipt by GTIS of the Overrun Notice, to elect to bear * of the cost of such overrun or to decline to do so. A failure by GTIS to give such notice within such ten (10) days shall be deemed an election to decline to bear such costs. If GTIS so declines, WMS shall be entitled to elect to (i) abandon the development, in which event WMS shall bear the entire cost of the development, or (ii) proceed with the development with GTIS, in which case GTIS shall pay * of (A) the actual costs of the development up to * of the budget with respect to a Game being developed by a third party developer or (B) * of the budget with respect to a Game being developed in-house by the WMS Group, whichever is applicable, as provided in Section 2.4 and WMS shall bear the balance of the costs of such development.

                         2.7.2. The following provisions shall apply to budget
overruns in respect of Games which become Accepted Games under Section 2.5 hereof ("Section 2.5 Games"). If the actual cost of development of a Section 2.5 Game being developed by a third party developer is not more than * of the budget approved by GTIS, GTIS will pay WMS * of such actual costs as provided in
Section 2.5 hereof. If the actual costs of development of a Section 2.5 Game exceed * of the budget with respect to a Game being developed by a third party developer or * of the budget with respect to a Game being developed in-house by the WMS Group, whichever is applicable, GTIS shall have the right, by notice to WMS given within ten (10) days of receipt by GTIS of the Overrun Notice, to elect to bear * of the cost of such overrun or to decline to do so. A failure by GTIS to give such notice within such ten (10)


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THE INFORMATION BELOW MARKED BY * HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

days shall be deemed an election to decline to bear such costs. If GTIS so declines, WMS shall have the right to abandon the development, in which event WMS shall bear the entire cost of the development, or to elect the options provided below in this Section 2.7.2. WMS may elect (i) to proceed with the development with GTIS in which case GTIS shall pay * of (A) the actual costs of the development up to * of the budget with respect to Games being developed by a third party developer or (B) * of the budget with respect to Games being developed in-house, whichever is applicable, and WMS shall bear the balance of the costs of such development; or (ii) in the case of a Section 2.5 Game being developed by a third party developer who is not contemporaneously developing the Game for WMS for other platforms, such as coin-operated or dedicated home games systems, WMS may elect to proceed with the development without GTIS involvement, in which case WMS shall bear the entire costs of development, and the Game shall no longer be deemed an Accepted Game and GTIS shall have no further rights in such Game.

                         2.7.3. Anything herein to the contrary notwithstanding,
on notice to GTIS and with consent of GTIS, which consent may not be unreasonably withheld, WMS may elect to terminate development at any time prior to delivery to GTIS of a Technically Acceptable Master Disk, at no cost to GTIS, if WMS determines that further development work is not technically or economically desirable. If WMS should thereafter determine to recommence development work, it will promptly notify GTIS which will have the option on fifteen (15) days' notice to WMS to participate in such renewed development on the same terms and conditions as if the original development had continued uninterrupted. If GTIS withholds its consent to



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THE INFORMATION BELOW MARKED BY * HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

such termination of development pursuant to this Section 2.7.3, GTIS shall (i) promptly pay to WMS * of the costs of development to the date of WMS notice of intent to terminate (excluding the budgeted compensation expense of the WMS Group's dedicated in-house producer, if any); (ii) take over responsibility for development of a Technically Acceptable Master Disk with the developer; and
(iii) bear the costs of development in excess of * of the budget. Upon receipt by WMS of a notice from GTIS that GTIS has received a Technically Acceptable Master Disk with respect to the Game, WMS shall pay to GTIS the amount, if any, by which * of the actual costs of development up to * of the budget exceeds the development costs theretofore paid by the WMS Group.

                    2.8. If GTIS has not exercised its option under Sections 2.4 or 2.5 above with respect to a Game and if, before a member of the WMS Group enters into a binding agreement with a third party for Designated Multipurpose Computer Platform rights in such Game, there shall be a material change in design, a material decrease in the development budget or a change in the identity of the developer from those presented to GTIS before its declination to exercise its option, the WMS Group will present such changed information to GTIS who shall have thirty (30) days after receipt of such information to determine to elect to exercise its option.

                    2.9. GTIS acknowledges that the WMS Group manufactures and sells Games for many different entertainment platforms, including coin-operated games and home games of all types, and that any Games in respect of which GTIS obtains rights hereunder for exploitation on Designated Multipurpose Computer Platforms, including rights under Section 2.5 hereof, may be developed by the WMS Group for other entertainment platforms and GTIS will


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THE INFORMATION BELOW MARKED BY * HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

have no rights therein.

                    2.10. WMS agrees to use commercial efforts in its reasonable judgment, to acquire rights to exploit Games in Designated Multipurpose Computer Platforms when it acquires rights in Games from third parties or develops rights in Games internally or through joint ventures. It is understood that with respect to on-line Games, third parties may require such games to be exclusively offered on-line, and GTIS shall have no rights hereunder with respect to such exclusive on-line games.

                 3. OPTION FEE AND GUARANTIED ADVANCE ROYALTY. In consideration for the option granted herein and as a guarantied advance royalty, GTIS agrees to pay to WMS a fee in the amount of * Dollars ("Option and Advance Fee") and to issue the Warrants as set forth in Paragraph 4 below. The Option and Advance Fee shall be payable in installments as follows: * Dollars shall be paid by wire transfer to WMS in immediately available funds on the date hereof; * Dollars shall be paid on or before December 28, 1995 and * Dollars shall be paid on or before December 28, 1996. It is understood that under no circumstances shall the WMS Group be required to repay any portion of such amounts nor shall GTIS be entitled to any set off or to claim the right not to pay any portion of such amounts for any reason; provided that GTIS shall be entitled to recoup such payments out of royalties, to the extent provided in the Home Computer Software Distribution and License Agreements, entered into pursuant to this Agreement. If the payment due on December 28, 1995 is not paid in full when due, the payment otherwise due December 28, 1996 shall become immediately due and payable. The obligation to make such deferred payments are being fully secured by a clean standby letter of

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THE INFORMATION BELOW MARKED BY * HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

credit in the amount of * Dollars, issued by Republic National Bank delivered to WMS (which may be accomplished by delivery to WMS counsel, Shack & Siegel, P.C.) not later than December 29, 1994. If such letter of credit is not so delivered in form and substance satisfactory to WMS, this Agreement shall be of no further force and effect and WMS shall return to GTIS any amounts theretofore paid by GTIS to WMS. GTIS shall be responsible for all costs and expenses, including legal fees, which may be incurred by WMS in connection with its collection of the deferred payments. WMS shall permit GTIS from time to time to exchange the original or any substitute letters of credit for other substitute letters of credit, provided that the newest substitute letters of credit are (i) issued by the aforesaid bank or another bank acceptable to WMS, (ii) the amounts of the newest substitute letters of credit are not less than the amounts then owed with respect to the above described deferred payments; and (iii) the newest substitute letters of credit otherwise contain the same terms and conditions as are contained in the letter of credit for which it is being substituted.

                 4. WARRANTS. GTIS agrees that simultaneously with the closing of any public offering of common stock, or of preferred stock convertible into common stock, WMS will be issued stock purchase warrants and receive a registration rights agreement, in substantially the forms annexed hereto as Exhibit B, with the number of shares purchasable upon exercise of the Warrants being equal to * Dollars divided by the initial public offering price of the common stock sold, or the conversion price of preferred stock, whichever is applicable. The Warrants shall be exercisable for the class of common stock issued and sold by GTIS pursuant to an effective registration statement under the Securities Act in an initial public offering (or the


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class of common stock receivable upon conversion of any convertible preferred stock so issued and sold in an initial public offering). GTIS shall have no obligation to undertake or complete an initial public offering, and if it does not, GTIS will have no liability whatsoever to the WMS Group and the WMS Group shall have no right to any compensation in lieu of the Warrants referred to herein. The Warrants and the shares issuable thereunder are being and will be acquired by the WMS Group for investment and not with a view to the distribution thereof by the WMS Group, and such warrants and shares will be "restricted securities" within the meaning of the Securities Act. The WMS Group will not sell or dispose of such warrants or shares except in compliance with the federal securities laws.

                 5. REPRESENTATIONS AND WARRANTIES OF THE WMS GROUP. The members of the WMS Group represent and warrant that this Agreement has been duly authorized, executed and delivered by each member of the WMS Group; each such member has the full power and authority to enter into this Agreement and to perform its obligations hereunder and this Agreement constitutes the valid and binding obligation of each member of the WMS Group, enforceable in accordance with its terms, and the making of this Agreement by the member of the WMS Group does not violate or conflict with any agreement, right or obligation existing between any member of the WMS Group and any other person, firm or corporation, including, without limitation, Acclaim.

                 6. REPRESENTATIONS AND WARRANTIES OF GTIS. GTIS represents and warrants that this Agreement has been duly authorized, executed and delivered by GTIS; GTIS has the full power and authority to enter into this Agreement and to perform its obligations hereunder and this Agreement constitutes the valid and binding obligation of GTIS enforceable in accordance with its terms; and the making of this Agreement by GTIS does not violate or conflict with any agreement, right or obligation existing between GTIS and any other person, firm or corporation.

                 7. CONFIDENTIAL INFORMATION. GTIS shall keep in confidence and not disclose to any third party, without the written permission of WMS, the terms of this Agreement and the proprietary information of the WMS Group made known to it under this Agreement, except GTIS may make such disclosures to General Atlantic Partners who have excuted a confidentiality agreement with GTIS. Likewise, the WMS Group shall keep in confidence and not disclose to any third party, without the written permission of GTIS, the terms of this Agreement and the proprietary information of GTIS made known to it under this Agreement. This requirement of confidentiality shall not apply to information that is (a) permitted to be disclosed under a Home Computer Software Distribution and License Agreement; (b) in the public domain through no wrongful act of the receiving party; (c) rightfully received by the receiving party from a third party who is not bound by a restriction of nondisclosure; (d) already in the receiving party's possession without restriction as to disclosure; or (e) is required to be disclosed by applicable rules and regulations of government agencies or judicial bodies. WMS or GTIS shall not issue any press release or other public or trade announcement with respect to the transactions contemplated by this Agreement unless the issuing party shall have first consulted with the other with respect thereto and obtained the other's prior written approval therefor, which approval will not be unreasonably withheld or delayed. The obligations of confidentiality under this Section 7 shall survive termination of this Agreement.

                 8. NOTICES. Any notice, consent, approval, request, waiver or statement to be given, made or provided for under this Agreement shall be in writing and deemed to have been duly given (i) by its delivery personally or by express mail; or (ii) five days after its being mailed, air express, registered or certified, return receipt requested, in a U.S. Post office addressed as follows:

                          To GTIS:

                          GT Interactive Software Corp.
                          16 East 40th Street
                          New York, New York  10016
                          Attention:  Mr. Ron Chaimowitz,
                          Telephone Number:  (212) 951-3107
                          Facsimile Number:  (212) 679-6850

                          With a copy to:

                          GT Interactive Software Corp.
                          16 East 40th Street
                          New York, New York  10016
                          Attention:  Mr. Harry Rubin
                          Telephone Number:  (212) 951-3052
                          Facsimile Number:  (212) 679-6850

                          To WMS Group:

                          WMS Industries Inc.
                          3401 North California Avenue
                          Chicago, Illinois  60618
                          Attention:  Mr. Neil D. Nicastro, President
                          Telephone Number:  (312) 728-2300
                          Facsimile Number:  (312) 539-2099

                          With a copy to:

                          Jeffrey N. Siegel, Esq.
                          Shack & Siegel, P.C.
                          530 Fifth Avenue
                          New York, New York  10036
                          Telephone Number:  (212) 782-0700
                          Facsimile Number:  (212) 782-1964
or such other address as either party may designate by notice given as aforesaid.

                 9. DEFAULT. In the event that GTIS shall default in any of its obligations to make payment in full hereunder or under any Home Computer Software Distribution and License Agreement and the WMS Group has provided notice of such default in accordance with the provisions of Paragraph 8 hereof, if GTIS has not cured such default in making payments hereunder within fifteen
(15) days of such notice, or within the grace periods provided in the Home Computer Software Distribution and License Agreement in respect of payments thereunder, then, in addition to all other rights and remedies of the WMS Group at law or in equity, at the option of the WMS Group, all rights granted to GTIS under Paragraph 2 of this Agreement shall be deemed terminated and shall revert to the WMS Group, provided it is understood that notwithstanding such termination, the Home Computer Software Distribution and License Agreements entered or deemed entered into prior to such termination which are not in default shall remain in full force and effect. No such termination shall in any way affect or diminish WMS' rights under Paragraphs 3 and 4 hereof. Anything herein to the contrary notwithstanding, the rights granted to GTIS under Paragraph 2 of this Agreement shall not be affected by an alleged default by licensee under a Home Computer Software Distribution and License Agreement resulting from a bona fide dispute between licensor and licensee provided that licensee pays all undisputed amounts to licensor and all disputed amounts are paid into a bona fide third party escrow account.

                 10. MISCELLANEOUS.

                     10.1. This Agreement is personal to GTIS and the WMS Group and may not be assigned, in whole or in part, and none of GTIS' or the WMS Group's rights or obligations hereunder may be delegated to any person or party without the prior written consent of the other, except that any party may assign its rights and obligations to any direct or indirect subsidiary or affiliate of the assigning party or to any person, firm or corporation owning or acquiring all or substantially all of the stock or assets of the assigning party, so long as the assigning party remains liable for its obligations hereunder.

                     10.2. The entire understanding between the parties hereto relating to the subject matter hereof is contained herein. This Agreement cannot be changed, modified, amended or terminated except by an instrument in writing executed by the parties hereto.

                     10.3. No waiver, modification or cancellation of any term or condition of this Agreement shall be effective unless executed in writing by the party charged therewith. No written waiver shall excuse the performance of any act other than those specifically referred to therein and no waiver shall be deemed or construed to be a waiver of such terms or conditions for the future or any subsequent breach thereof.

                     10.4. This Agreement does not constitute and shall not be construed as constituting a partnership or joint venture between the WMS Group and GTIS, and neither the WMS Group nor GTIS shall have any right to obligate or bind the other in any manner whatsoever, and nothing herein contained shall give or is intended to give any rights of any kind to any third persons.

                     10.5. This Agreement shall be governed by the laws of the State of Illinois applicable to contracts made and to be wholly performed in the State of Illinois.

                     10.6. If any provision of this Agreement is or becomes or is deemed invalid, illegal or unenforceable under the applicable laws or regulations of any jurisdiction, either such provision will be deemed amended to conform to such laws or regulations without materially altering the intention of the parties or it shall be stricken and the remainder of this Agreement shall remain in full force and effect.

                     10.7. This Agreement may be executed in counterparts each of which shall be deemed an original and when taken together shall be deemed one and the same document.

                 IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                        WMS INDUSTRIES INC


                                        By:/s/ Neil D. Nicastro
                                           ----------------------------



                                        WILLIAMS ELECTRONICS GAMES, INC.


                                        By:/s/ Neil D. Nicastro
                                           ----------------------------



                                        MIDWAY MANUFACTURING COMPANY


                                        By:/s/ Neil D. Niastro
                                           ----------------------------



                                        WILLIAMS ENTERTAINMENT INC.


                                        By:/s/ Byron Cook
                                           ----------------------------



                                        GT INTERACTIVE SOFTWARE CORP.


                                        By:/s/ Ron Chaimowitz
                                           ----------------------------

                                   SCHEDULE 1

                           Previously Developed Games

                                                           Available Formats
                                                           -----------------
                                  Scheduled Date of        (IBM PC only except as indicated
 Title of Game                     Code Availability       below)(1)
 -------------                     -----------------
 Troy Aikman NFL                         12/94             PC CD-ROM/PC Floppy
 Football(2)(3)
 Fun 'N' Games(4)                        12/94             PC CD-ROM

 Fun Paint                               12/94             PC Floppy

 Fun Music                               12/94             PC Floppy
 Island Casino                           5/95              PC CD-ROM

 Coin-Op Classic Combination             6/95              PC CD-ROM
 (Defender, Robotron, Joust)*
 Adams Family Pinball(3)                 6/95              PC CD-ROM/PC Floppy

 Fish Tales Pinball                      8/95              PC CD-ROM/PC Floppy

 White Water Pinball                     10/95             PC CD-ROM/PC Floppy
 Pinball Compilation (Adams              1/96              PC CD-ROM
 Family, Fish Tales, White
 Water, Fun House)

----------
(1) All games can also be developed for Macintosh as well in accordance with Section 2.3 of the Agreement, except that no Macintosh in any format and no IBM PC floppy versions are available for combination of Defender, Robotron and Joust.

(2)      Available also in Macintosh CD-ROM and floppy versions.

(3) Subject to obtaining third party consents which are expected to be obtained in the normal course.

(4) Sony may have the option to obtain worldwide distribution rights with the exception of North, South and Central America and Japan. If Sony obtains such rights, the revenues obtained from Sony shall be treated in the same way as revenues from games exploited by licensor in the Excluded Asian Countries, as such term is defined in the Home Computer Software Distribution and License Agreement.

                                                                       EXHIBIT A


                             HOME COMPUTER SOFTWARE
                       DISTRIBUTION AND LICENSE AGREEMENT



         AGREEMENT made this ___ day of __________, 199__, by and between GT INTERACTIVE SOFTWARE CORP., a Delaware corporation with offices at 16 East 40th Street, New York, New York 10016 (herein called "Licensee") and [MIDWAY MANUFACTURING COMPANY], [WILLIAMS ELECTRONICS GAMES, INC.] [WILLIAMS ENTERTAINMENT INC.] a Delaware corporation with offices at 3401 North California Avenue, Chicago, Illinois 60618 (herein called "Licensor").

                              W I T N E S S E T H:

         WHEREAS, Licensor owns or controls the rights in and to the Licensed Property (which Licensed Property is hereinafter defined on Schedule "A" attached hereto);

         WHEREAS, Licensee is engaged in the business of manufacturing, distributing and selling Computer Games (as hereinafter defined; such Computer Games embodying the Licensed Property shall be hereinafter referred to as the "Licensed Product"); and

         WHEREAS, Licensee desires to use the Licensed Property in connection with the manufacture, distribution and sale of the Licensed Product;

         NOW, THEREFORE, the parties hereto agree as follows:

                 1. DEFINITIONS.

                    1.1. The term "Computer Game" is herein defined as any Computer Software designed to operate on IBM PC or Apple Macintosh or other compatible multipurpose home computers, using floppy disks or CD-ROM or other stand alone devices in all operating systems now known or hereafter developed or designated for use on the aforesaid multipurpose home computers. Computer Games shall not include, among other things, Computer Software designed to operate on dedicated home game systems (e.g. Nintendo, Sega, Atari, Sony, etc. game platforms).

                    1.2. The term "Computer Software" or "Software" shall mean any computer software containing substantially full and complete computer game code, including the source code, the assembly code, the object code and such data files and other files as are deemed necessary for the Licensed Product to achieve its functional purpose, whereby data and visual images, with or without sound, can be manipulated, communicated, reproduced or perceived with the aid of a computer.

                    1.3. The term "GTIS Master Agreement" shall mean the GTIS Master Option and License Agreement dated December 22, 1994, among Licensee, WMS Industries Inc., Midway Manufacturing Company, Williams Electronics Games, Inc. and Williams Entertainment Inc.

                    1.4. The term "Licensed Product" shall have the meaning ascribed in the second Whereas clause of this Agreement and, as the context may require, shall also include books which communicate game playing tactics and/or strategies ("hint books") specifically prepared for Computer Games which shall also be deemed Licensed Products hereunder and shall be subject to all of the terms and conditions, including without limitation the royalty provisions, hereof.

                    1.5. The term "Licensed Territory" shall have the meaning ascribed in Section 3 of this Agreement.

                    1.6. The term "Other Home Computer Software Distribution and License Agreements" shall have the meaning ascribed in Schedule B.

                    1.7. The term "Previously Developed Game" shall have the meaning ascribed in the GTIS Master Agreement.

                    1.8. The words "term of this Agreement" or "period of this Agreement" or "term hereof" or "so long as this Agreement remains in force" or words of similar connotation shall include the initial period of this Agreement and the period of all renewals, extensions, substitutions or replacements of this Agreement.

                    1.9. The term "Third Party Fees and Royalties" shall mean all fees, royalties and other participations of any kind or nature payable by Licensor to any third party, including developers, licensors and others having rights in connection with the exploitation of the Licensed Products. There shall be excluded from the term "Third Party Fees and Royalties" as used herein (1) any recoupable advances which have already been included in any development budget or acquisition costs with respect to the Licensed Product which are to be shared by Licensor and Licensee, in accordance with the terms of the GTIS Master Agreement and which have not yet been recouped; (2) any fees or royalties payable to employees or consultants by Licensor or its affiliates with respect to the development of Licensed Product in house, and (3) any fees, royalties or other participations payable by Licensor to a developer (but any such payments payable to other third parties shall not be so excluded) in connection with any Previously Developed Game. If, with respect to Games other than Previously Developed Games, Licensor or its affiliates acquires from a third party in one transaction the rights to exploit a Game on multiple platforms, unless Licensee shall otherwise agree, Licensor shall fund advances, if any, paid to such third party, and any such advances shall be excluded from the term Third Party Fees and Royalties; provided, however, that if such advances are recoupable by Licensor or its affiliates from future royalties payable to such third party, then Third Party Fees and Royalties shall include such royalties which would otherwise be payable to such third party were it not for such right of recoupment.

                 2. GRANT OF LICENSE.

                    2.1. Licensor hereby grants and Licensee hereby accepts, for the term of this Agreement and subject to the terms hereinafter set forth, the exclusive license to utilize the Licensed Property solely in connection with the manufacture, distribution and sale of the Licensed Products in the Territory. Licensee shall have the right to sublicense any of the rights granted to Licensee hereunder with Licensor's prior written consent, which consent shall not be unreasonably withheld or delayed. Without limiting the generality of the foregoing, (a) Licensor shall not unreasonably withhold or delay its consent to proposals by Licensee to sublicense its rights hereunder to third party personal computer hardware or computer peripheral device manufacturers for the purpose of "bundling" the Licensed Products together with such hardware products for distribution only within the Licensed Territory and (b) Licensee shall not have the right to sublicense its rights hereunder (and Licensor may withhold its consent to any proposed sublicense) to any third party for the purpose of distributing Licensed Products to mass market retailers in the United States. It is understood that the term Licensed Products does not include Computer Software designed for play on dedicated home video game systems, such as those manufactured by Nintendo, Sega, Sony or Atari, or any other medium of exploitation, including handheld games, over the air, cable or fiber-optic transmission or any ancillary rights related thereto, all of which remain the sole property of Licensor except as otherwise specifically provided below. No license is granted hereunder for the manufacture, sale or distribution of Licensed Products to be used as premiums, in combination sales, as giveaways or to be disposed of under similar methods of merchandising, except only that Licensee shall have the right, subject to rights of third parties in the Licensed Property, to distribute Licensed Products as

THE INFORMATION BELOW MARKED BY * HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

premiums, combination sales or giveaways solely (a) subject to Licensor's consent, which shall not unreasonably be withheld or delayed, in connection with the sale and distribution of other Computer Games licensed to Licensee by Licensor or its affiliates under Other Home Computer Software Distribution and License Agreements, and (b) with respect to free or promotional goods in the quantities set forth on Schedule B. [If Licensee's rights in Licensed Products are derived under Section 2.5 of the GTIS Master Agreement and relate to rights acquired from third parties (as compared to rights to product developed in-house by Licensor or its affiliates), add the following: Upon payment of the * of the costs of the development as provided in Section 2.5 of the GTIS Master Agreement, Licensee shall be entitled to share in * of the net profits derived by Licensee from the exploitation of ancillary merchandising rights to the Licensed Product and Licensee shall be entitled to direct the exploitation of such ancillary merchandising rights (but not hand held games) after consultation and subject to Licensor's consent, which shall not unreasonably be withheld or delayed. Licensee shall not be entitled to exploit or share in the profits derived from any exploitation of games whether or not having the same or similar title or play characteristics or using similar Computer Software, in other game platforms, such as coin-operated games or dedicated home game systems, or in any ancillary rights relating thereto. If ancillary merchandising rights apply to or are derived from the exploitation of games which are designed to operate on multiple platforms (irrespective of the chronological order in which such games are released for such platforms), then the Licensor and Licensee will consult with each other to determine a fair and appropriate method of exploiting the ancillary merchandising rights and the respective participations of Licensor and Licensee therein. For the purposes

THE INFORMATION BELOW MARKED BY * HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

hereof, "net profits" shall be calculated by subtracting from the actual monies received by Licensor or Licensee, as the case may be, from the exploitation of the ancillary merchandising rights to the Licensed Product (i) an amount equal to * of such receipts, representing Licensor's or Licensee's allocation of overhead expenses, and (ii) all Third Party Fees and Royalties payable by Licensor in connection therewith. Licensor shall account to Licensee not less frequently than quarterly with respect to the calculation and payment of its share of net profits as provided above.]

                    2.2. This license does not include any rights to subsequent versions of the Licensed Property (so- called "sequels" or "derivatives"), such rights being retained by Licensor, except as the same are otherwise required to be offered to Licensee under the GTIS Master Agreement or as provided in the following sentence. If any member of the WMS Group, as that term is defined in the GTIS Master Agreement, shall, within a period beginning not later than six
(6) months after Licensee has ceased selling a Licensed Product acquired under
Section 2.5 of the GTIS Master Agreement in reasonable commercial quantities, begin the development, in-house or through third-party developers, of a sequel or derivative of such Licensed Product which utilizes more than * of the same source code as such Licensed Product or substantially the same name as such Licensed Product, then such sequel or derivative shall be offered to Licensee on the same terms and conditions as a Game would have been offered to Licensee during the Initial Option Period under the GTIS Master Agreement.

                 3. TERRITORY.

                    3.1. Licensee shall be entitled to manufacture, distribute and sell the

THE INFORMATION BELOW MARKED BY * HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Licensed Products in all countries throughout the world, except (a) North and South Korea, Japan, Hong Kong, China (PRC), Taiwan (ROC), Malaysia, Singapore, Philippines, Indonesia, Thailand, India and Pakistan, (the "Excluded Asian Countries") and (b) countries or locations which are excluded under the terms of any license agreement between Licensor and any third party having rights to the Licensed Property. The territory in which Licensee shall be entitled to manufacture, sell and distribute the Licensed Products as specified above is herein referred to as the "Licensed Territory."

                    3.2. Licensor shall have the exclusive right to license any of its rights with respect to the Licensed Property in the Excluded Asian Countries to third parties, subject to Licensee's prior written consent, which consent shall not be unreasonably withheld or delayed. With respect to the exploitation by Licensor of the Licensed Property in the Excluded Asian Countries, Licensee shall be entitled to share in * of the net profits (as calculated in Section 2.1 above) derived by Licensor from its sale of Licensed Products in the Excluded Asian Countries. Licensor shall account and pay over to Licensee, not less frequently than quarterly, Licensee's share of net profits from the sale by Licensor of Licensed Products in the Excluded Asian Countries.

                    3.3. If within 12 months following the date hereof, Licensee shall have declined or failed to (a) establish a dedicated business office and personnel or (b) effect sales of Licensed Products in reasonable commercial quantities in one or more countries of Europe, then Licensor shall have the right, upon 90 days written notice to Licensee, to exclude any or all of the countries of Europe from the Licensed Territory and to terminate Licensee's right to

THE INFORMATION BELOW MARKED BY * HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

manufacture, sell and distribute Licensed Products therein. In such event, Licensee shall be entitled to share in * of the net profits (as calculated in Section 2.1 above) derived by Licensor from its sale of Licensed Products in Europe.

                 4. TERM.

                    [Note: For Licenses granted under Section 2.3 of the GTIS Master Agreement, insert the following:

                    The license granted hereunder shall be effective on the date hereof [which date, for Previously Developed Games, shall be the earlier of the actual release date or 60 days after delivery of the master disk to Licensee] and shall terminate on the earlier of (a) three years from the date hereof, or (b) upon termination of Licensor's rights obtained from third parties, unless sooner terminated in accordance with the terms and conditions hereof; provided, however, that (a) the license term shall be deemed extended for an additional one year if Licensee has paid royalties hereunder amounting to * or more in excess of * of the amount of all Third Party Fees and Royalties payable in respect of the exploitation of Licensed Products during the third license year, and (b) the license term shall be deemed further extended for a final additional one year if Licensee has paid royalties hereunder amounting to * or more in excess of * of the amount of all Third

THE INFORMATION BELOW MARKED BY * HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                 Party Fees and Royalties payable in respect of the sale or other exploitation of Licensed Products during the fourth license year. For purposes hereof, royalties and Third Party Fees and Royalties payable in respect of the sale or other exploitation of Licensed Products during a license year shall include amounts paid subsequent to the license year on account of Licensed Products sold or otherwise exploited during such license year, and shall not include amounts paid during a license year on account of the sale or other exploitation of Licensed Products during the prior license year. Licensee shall be entitled, one time only, to make a voluntary payment to Licensor in order to reach either (but not both) of the * thresholds referred to above.]

                 [Note: For licenses granted under Section 2.4 of the GTIS Master Agreement, insert the following:

                    The license granted hereunder shall be effective on the date hereof and terminate on the termination of Licensor's rights obtained from third parties, provided however, that at any time prior to five years from the earlier of the actual release date or 60 days after delivery of the master disk to Licensee, Licensor may notify Licensee of its election to terminate the license, effective on expiration of such five-year period, and in such event Licensor

THE INFORMATION BELOW MARKED BY * HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                 shall pay to Licensee the portion of the development costs paid by Licensee under Section 2.4 of the GTIS Master Agreement.]

                 [Note: For licenses granted under Section 2.5 of the GTIS Master Agreement, insert the following:

                    The license granted hereunder shall be effective on the date hereof and terminate on the termination of Licensor's rights obtained from third parties.

                 5. CONSIDERATION.

                    Licensee shall pay Licensor, with respect to the sale throughout the Territory of the Licensed Products, a royalty as specified in Schedule "B" annexed hereto on each unit of Licensed Product sold.

                 6. ACCOUNTINGS.

                    6.1. Licensee agrees to forward to Licensor, within forty-five (45) days after the end of each calendar quarter ("Royalty Period"), commencing with the first calendar quarter during which any unit of the Licensed Product is sold, a report of the number of units and average wholesale price (by sales bracket, as provided in Schedule B hereof) of the Licensed Products sold within such Royalty Period and the royalty amount due for the sale of such units calculated in accordance with Section 6.3 below and any recoupment claimed in accordance with Schedule B annexed hereto, and Section 3 of the GTIS Master Agreement. Such report shall also include a cumulative reconciliation of the number of units of Licensed Products produced by Licensee to the number of units on hand. Licensee agrees that accompanying each such report shall be payment, in
U. S. funds, of the amounts due to Licensor, if any, in respect of such Royalty Period in excess of any permitted recoupment. Royalties calculated in foreign currencies shall be converted to U. S. currency at the spot rate of exchange published in the Wall Street Journal as of the last day of the Royalty Period. Such reports shall be required to be submitted with respect to sales and distributions of the Licensed Product whether or not any amounts are due under the terms hereof.

                    6.2. Licensee agrees to keep accurate books of account and records with respect to the Licensed Products, covering all sales, purchases and inventories of Licensed Products and all royalty fees due under this Agreement and to permit Licensor at its own expense to have accounting professionals (which may include Licensor's employees who have accounting degrees) inspect such books of account and records during reasonable business hours (but not during the first three weeks of a calendar quarter), upon prior reasonable written notice, for the sole purpose of verifying the reports to be provided hereunder. Such inspections, together with inspections of Licensee's books of account and records pertaining to other Computer Games licensed to Licensee by Licensor or its affiliates under Other Home Computer Software Distribution and License Agreements, shall occur no more frequently than twice during any twelve
(12) month period. Licensor's inspectors shall not be physically present in Licensee's offices for more than 10 consecutive days in connection with any such inspection, provided that Licensee shall have supplied all requested information and documentation and responded to questions on a reasonably prompt basis. Licensor shall keep any information obtained from any such inspections in confidence and shall require that its accounting professionals do so as well. Licensee's books relating to any particular royalty statement may be examined as aforesaid only within two (2) years after the date rendered and Licensee shall have no obligation to permit

THE INFORMATION BELOW MARKED BY * HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Licensor to so examine such books relating to any particular royalty statement more than once for any one statement, unless in connection with a civil action filed by Licensor against Licensee in connection with such statement. In the event that any audit by Licensor's accounting professionals reveals that Licensee has underpaid Licensor by an aggregate of * or more with respect to the specific royalty statements which are the subject of such audit, Licensee agrees that it shall also reimburse Licensor for the reasonable documented costs for any such audit up to the amount of the shortfall.

                    6.3. Royalties shall be paid on * of products sold by Licensee's point of sale ("POS") customers, less actual returns. With respect to shipments to non-POS customers, not less than * of the shipment shall be deemed a sale for royalty purposes on the date of shipment. An additional * of the shipment, less actual returns, shall be deemed a sale for royalty purposes six
(6) months following the date of shipment and the balance of *, less actual returns, shall be deemed a sale for royalty purposes twelve (12) months following the date of shipment. As used herein, point of sale customers mean those customers who report actual sales by selection number to Licensee via computer and scan their sales by UPC codes at cash registers.

                    6.4. Licensor shall permit Licensee, at Licensee's own expense, to have an independent certified public accountant inspect Licensor's books and records with respect to the payment by Licensor of Third Party Fees and Royalties in connection with the Licensed Products, during reasonable hours, upon prior reasonable written notice and subject to such confidentiality requirements (including the execution of appropriate confidentiality agreements) as Licensor may require, for the sole purpose of verifying payment and calculation by Licensor of such Third Party Fees and Royalties. Licensor's books and records may be examined by Licensee's representatives not more frequently than twice in any twelve-month period and Licensee shall otherwise have substantially the same rights as provided to Licensor under Section 6.2 above.

                    6.5. In circumstances where either party is obligated under this Agreement to account to the other party in respect of any entitlement to the other party's share in net profits from the exploitation of the Licensed Product, such party shall account substantially in the same manner and in the same time frame as provided in this Paragraph 6 above. The party to which such accounting is made shall also have substantially the same rights as provided to Licensor in Section 6.2.

                 7. QUALITY OF LICENSED PRODUCT.

                    7.1. The Licensed Products as manufactured, advertised, sold, distributed or otherwise disposed of by Licensee under this Agreement shall be of a high quality and shall be sold and distributed in packaging prescribed by Licensor bearing Licensor's trademarks and trade names. Such packaging may indicate that the Licensed Products are distributed by Licensee. Licensor shall have the right to determine in its reasonable discretion whether the Licensed Product meets Licensor's high standards of merchantability. Licensee agrees to furnish Licensor free of cost for Licensor's written approval as to quality and style (which approval shall not be unreasonably withheld), samples of the Licensed Product, together with its proposed advertising, packaging and wrapping materials, before its manufacture, sale or distribution (whichever first occurs) and the Licensed Product shall not be sold or distributed

THE INFORMATION BELOW MARKED BY * HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

by Licensee without such written approval.

                    7.2. If Licensor shall disapprove of any item submitted by Licensee for approval hereunder, Licensor shall furnish at the time notice of disapproval is given to Licensee an explanation of the reason(s) for such disapproval and recommendations for suggested changes and Licensee shall resubmit such item after changes have been made for Licensor's approval.

                    7.3. In the event that the quality of any Licensed Product approved by Licensor shall become less than that approved by Licensor and Licensee shall fail to raise the quality to the approved level within thirty
(30) days after received written notice from Licensor, the license granted under this Agreement for such Licensed Product shall automatically terminate and shall remain terminated until Licensor shall subsequently renew its approval of the Licensed product.

                    7.4. If disapproval is not received by Licensee within five
(5) business days after Licensor's receipt of the item submitted for approval, Licensor's approval shall be deemed to have been given. Subsequent to final approval, Licensor may request the Licensee once each quarter to send a reasonable number of production samples (but in any event not more than *) without payment of any Third Party Fees and Royalties or other royalty hereunder to Licensor to ensure quality control. Should Licensor require additional samples for any reason other than resale or any other commercial exploitation by Licensor, Licensee shall be required to sell such samples to Licensor at its cost (but without payment of any Third Party Fees and Royalties or other royalty hereunder), but not more than * units of each Licensed Product.

                 8. TRADEMARK AND COPYRIGHT, ETC.

                    8.1. "Notice" as used in this Section shall mean the following statutory copyright notice and notice of registration or application for registration of the licensed trademark:

                               _ _ _ _ (TM) or (R)
                               All Rights Reserved
            C _ _ _ _ Licensed from [Midway Manufacturing Company(R)]
                      [Williams(R) Electronics Games, Inc.]
                        [Williams(R) Entertainment Inc.]

or such other copyright notices and notices of registration as may be required by any third party licensors. Licensor shall advise Licensee prior to use whether (TM) or (R) shall follow the words " _ _ _ _ ."

                    8.2. Licensee shall furnish to Licensor samples of all packaging in which the Licensed Products are sold by Licensee and Licensor shall cause the copyright in the packaging to be registered with the U.S. Copyright Office and recorded with the U.S. Customs Dept. at Licensor's expense. Licensee shall print, stamp or mold the Notice on all Licensed Products and on the front of each package or container used in connection therewith, and Licensee shall print the Notice on each label, advertisement and promotional release concerning any Licensed Products, all in accordance with instructions from Licensor, providing, however, that such notice shall be imprinted on the back of the package or container used in connection therewith, displayed on the title screen of the Licensed Product, and in the instruction booklet, if any, packaged with the Licensed Product. Licensee agrees to execute and deliver to Licensor in such form as Licensor may reasonably request all instruments necessary to effectuate trademark protection or to record Licensee as a registered user of any trademarks or to cancel such registration and if Licensee fails to execute such instruments, Licensee hereby appoints Licensor Licensee's attorney-in-fact to do so on Licensees behalf. Licensee shall also furnish Licensor samples of all advertising or promotional materials bearing the Notice for Licensor's approval.

                    8.3. Subject to the terms of this Agreement, Licensee acknowledges and agrees that: All copyrights, trademarks and service marks and rights to same referred to in this Section 8 in the name of and/or owned by Licensor shall be and remain the sole and complete property of Licensor; that all such copyrights, trademarks and service marks and rights to same in the name of or owned by any copyright proprietor other than Licensor or Licensee shall be and remain the sole and complete property of such copyright proprietor; that all trademarks and service marks which, and/or the right to use which, arise out of the license hereby granted to use the Licensed Property shall be and remain the sole and complete property of Licensor; that Licensee shall not at any time acquire or claim any right, title or interest of any nature whatsoever in any such trademark or service mark by virtue of this Agreement or of Licensee's uses thereof in connection with the Licensed Products; and that any right, title or interest in or relating to any such trademark or service mark, which comes into existence as a result of, or during the term of, the exercise by Licensee of any right granted to it hereunder shall immediately vest in Licensor.

                    8.4. Licensee agrees to assist Licensor at Licensor's expense to the extent necessary in the procurement of any protection or to protect any of Licensor's right to the Licensed Property. Licensee shall notify Licensor in writing of any infringements or imitations by others of the Licensed Property on articles similar to those covered in this

Agreement which may come to the Licensee's attention. Licensor shall have the right to commence action to enforce its proprietary rights and prosecute any such infringements, and Licensee agrees to fully cooperate, at Licensor's expense, in any such action. However, Licensee shall not incur any such expense reimbursable by Licensor without Licensor's express written approval and all recoveries resulting from any such action shall belong solely to Licensor. In the event Licensor declines to pursue any such action, Licensee may, with Licensor's written permission, and subject to the consent of any third party having rights in the Licensed Property, institute such an action, and Licensor, at Licensee's expense, shall cooperate in such action instituted by Licensee and all recoveries resulting from any such action shall belong solely to Licensee. Licensor shall not unreasonably withhold or delay its permission to enable Licensee to pursue an action (if Licensor shall decline to pursue such action) against persons or entities reasonably believed by Licensee to be counterfeiting or pirating Licensee's Licensed Products. Licensor shall not unreasonably withhold or delay its permission to grant to any sublicensee who requires it, at the time of entering into a sublicense, reasonable rights (without Licensor's prior consent in each instance) to pursue persons reasonably believed to be engaged in counterfeiting or piracy of the Licensee Product.

                    8.5. During the term of this Agreement and thereafter,
Licensee:

                         (a) will not challenge the ownership or rights of
Licensor in and to the Licensed Property or any copyright or trademark pertaining thereto developed by or for Licensor, nor attack the validity of the license granted hereunder or participate in any challenge thereto;

                         (b) will manufacture, sell and distribute the Licensed
Products
in compliance with all applicable laws and governmental regulations in accordance with the terms of this Agreement;

                         (c) will not except as set forth in this Agreement,
either directly or indirectly, use or display or authorize others to use or display, the trademarks, copyrights or proprietary rights of Licensor in connection with any advertising, assembly, manufacture, distribution, use, sale or lease of any goods, other than in connection with the manufacture and sale of the Licensed Products; and

                         (d) subject to Licensee's best business judgment
Licensee will exercise reasonable efforts to: (i) manufacture sufficient quantities of the Licensed Product to meet the market demand for same; (ii) conduct advertising activities to promote the sale of Licensed Product; and
(iii) make any and all arrangements necessary to accomplish such undertakings.

                 9. MATERIALS.

                    9.1. Notwithstanding anything contained herein to the contrary and subject to the terms of this Agreement, all artwork, designs and computer software embodying the Licensed Property, or any reproduction thereof, which are designed, developed and/or created by Licensee hereunder (or any of its sublicensees, affiliates or subsidiaries), shall be, and remain Licensor's sole and exclusive property, inclusive of all copyrights and right to copyright therein and thereto for the life of the copyright therein; provided that during the term of this Agreement, Licensee shall have the exclusive right, license and privilege (without any compensation to Licensor except as provided in Section 5) to use all such above described materials in connection with its exploitation, sale and distribution of the Licensed Products.

                     9.2. Licensor shall make available to Licensee, at Licensor's actual out of pocket cost, any artwork relating to the Licensed Property which Licensor owns and which is reasonably available to Licensor for Licensee's use in connection with the exploitation of the Licensed Property.

                 10. TRANSLATIONS.

                     In the event that Licensee shall reasonably require the text associated with any Licensed Product to be translated into a language other than English, Licensor shall, upon request, provide to Licensee the text files and the text that appears in bit map files and printed copies of the script used for audio components of the Licensed Product and Licensee shall furnish, at its own expense, to Licensor a translation text thereof. Licensor shall then cause a new Technically Acceptable Master Disk (as that term is defined in the GTIS Master Agreement) containing such translation to be encoded, at Licensor's own expense, and delivered to Licensee.

                 11. REPRESENTATIONS AND WARRANTIES.

                     11.1. Licensor hereby represents and warrants that this Agreement has been duly authorized, executed and delivered by Licensor; Licensor has the full power and authority to enter into this Agreement and perform its obligations hereunder; this Agreement constitutes the valid and binding obligation of Licensor, enforceable in accordance with its terms; the making of this Agreement does not violate any agreement, right or obligation existing between Licensor and any other person, firm or corporation; and the Licensed Property, if used pursuant to the license granted herein, will not infringe upon or violate any rights of any third party.

                     11.2. Licensee hereby represents and warrants that this Agreement has been duly authorized, executed and delivered by Licensee; Licensee has the full power and authority to enter into and perform its obligations hereunder; this Agreement constitutes the valid and binding obligation of Licensee, enforceable in accordance with its terms; the making of this Agreement does not violate any agreement, right or obligation existing between Licensee and any other person, firm or corporation; and its manufacture, advertisement, distribution and sale of the Licensed Products will be in accordance with the terms of this Agreement so as not to infringe upon or violate any rights of any third party.

                 12. INDEMNIFICATION.

                     12.1. Each party agrees to indemnify and hold the other (including officers, directors, agents and employees of such party or its subsidiaries, affiliates and sublicensees) harmless against any loss, damage, expense or cost (including reasonable attorneys' fees) arising out of any claim, demand or suit or judgment resulting from any breach of any warranty or representation set forth in Section 11 above. Each party shall promptly inform the other of any such claim, demand, suit or judgment.

                     12.2. In connection with any such claim, demand or suit referred to above, the party so indemnifying (the "Indemnitor") agrees to defend, contest or otherwise protect the indemnified party (the "Indemnitee") against any such suit, action, investigation, claim or proceeding at the Indemnitor's own cost and expense. The Indemnitee shall have the right, but not the obligation to participate, at its own expense, in the defense thereof by counsel of its own choice. In the event that the Indemnitor fails timely to defend, contest or otherwise protect against any such suit, action, investigation, claim or proceeding, the Indemnitee shall have the right to defend, contest or otherwise protect against the same, and, upon ten (10) days' written notice to the Indemnitor, make any compromise or settlement thereof and recover the entire cost thereof from the Indemnitor, including without limitation, reasonable attorneys' fees, disbursements and all reasonable amount applied as a result of such suit, action, investigation, claim or proceeding or compromise or settlement thereof. The obligations hereunder shall survive the termination or expiration of this Agreement.

                     12.3. Neither Licensor nor Licensee shall be liable for any incidental, consequential or punitive damages to the other.

                 13. EVENTS OF DEFAULT AND TERMINATION.

                     Licensee shall be deemed to be in default of this Agreement in the event either of the following occurs:

                         (a) Licensee fails to make any payment or furnish any
statement in accordance herewith, provided that Licensee shall have been given a first written notice of such default and a period of at least 15 days in which to cure such default and, if such default shall not have been cured within such period, Licensee shall have been given a second written notice of such default and a further period of at least 10 days in which to cure such default; or

                         (b) Licensee fails after thirty (30) days' written
notice to Licensee to comply with any other of Licensee's obligations hereunder.

                 14. EXPIRATION OR TERMINATION OF AGREEMENT.

                     Upon expiration or termination of this Agreement, all rights granted to Licensee herein shall forthwith revert to Licensor with the following consequences:

                         (a) All unpaid royalties shall be due and payable in
accordance with Section 6.1 hereof.

THE INFORMATION BELOW MARKED BY * HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                         (b) Licensor shall thereafter be free to license others
to use the Licensed Property in connection with the manufacture, advertisement, distribution and sale of items identical or similar to the Licensed Products in the Territory.

                         (c) In the event of termination or expiration of this
Agreement, other than a termination by Licensor as a result of a material breach of this Agreement by Licensee, Licensee may continue to sell for a period of one hundred eighty (180) days after the effective date of termination all approved copies of the units of the Licensed Product produced prior thereto.

                         Notwithstanding the expiration or termination of this
Agreement, Licensor will continue to account and pay over to Licensee, on a periodic basis not less frequently than quarterly, * of the net profits (as calculated in Section 2.1 above) derived by Licensor from the exploitation of any ancillary merchandising rights to the Licensed Products (as provided in Section 2.1 above) and * of the net profits derived by Licensor from the exploitation of Licensed Products in the Excluded Asian Countries, as provided in Section 3.2 above, or in Europe, to the extent provided in Section 3.3 above.

                 15. CONFIDENTIAL INFORMATION.

                     Each of the parties shall keep in confidence and not disclose to any third party, without the written permission of the other party, the terms of this Agreement and the proprietary information of the other party made known to it under this Agreement, except that GTIS may make such disclosures to General Atlantic Partners who have executed a confidentiality agreement with GTIS. This requirement of confidentiality shall not apply to information that is (a) in the public domain through no wrongful act of the disclosing party; (b) rightfully received by the disclosing party from a third party who is not bound by a restriction of nondisclosure; (c) already in the disclosing party's possession without restriction as to disclosure; or (d) is required to be disclosed by applicable rules and regulations of government agencies or judicial bodies. This obligation of confidentiality: (i) shall survive termination of this Agreement and (ii) shall extend to any subcontractor of either party and each party agrees to obtain from each such subcontractor a written agreement to abide by the foregoing confidentiality requirements.

                 16. NOTICES.

                     Any notice, consent, approval, request, waiver or statement to be given, made or provided for under this Agreement shall be in writing and deemed to have been duly given (i) by its delivery personally or by express mail; or (ii) five days after its being mailed, air express, registered or certified, return receipt requested in a U.S. Post Office addressed as follows:

                 TO LICENSEE:          GT Interactive Software Corp.
                                       16 East 40th Street
                                       New York, New York  10016
                                       Attention:  Mr. Ron Chaimowitz,
                                       Telephone Number:  (212) 951-3107
                                       Facsimile Number:  (212) 679-6850

                 WITH A COPY TO:       GT Interactive Software Corp.
                                       16 East 40th Street
                                       New York, New York  10016
                                       Attention:  Mr. Harry Rubin
                                       Telephone Number:  (212) 951-3052
                                       Facsimile Number:  (212) 679-6850

                 TO LICENSOR:     WMS Industries Inc.
                                  3401 North California Avenue
                                  Chicago, Illinois  60618
                                  Attention:  Mr. Neil D. Nicastro, President
                                  Telephone Number:  (312) 728-2300
                                  Facsimile Number:  (312) 539-2099

                 WITH A COPY TO:  Jeffrey N. Siegel, Esq.
                                  Shack & Siegel, P.C.
                                  530 Fifth Avenue
                                  New York, New York  10036
                                  Telephone Number:  (212) 782-0700
                                  Facsimile Number:  (212) 782-1964

or such other address as either party may designate by notice given as aforesaid.

                 17. MISCELLANEOUS.

                     17.1. This Agreement is personal to Licensee and Licensor and may not be assigned, in whole or in part, and none of Licensee's or Licensor's rights or obligations hereunder may be delegated to any person or party without the prior written consent of the other, except that any party may assign its rights and obligations to any direct or indirect subsidiary or affiliate of the assigning party or to any person, firm or corporation owning or acquiring all or substantially all of the stock or assets of the assigning party, so long as the assigning party remains liable for its obligations hereunder.

                     17.2. The entire understanding between the parties hereto relating to the subject matter hereof is contained herein. This Agreement cannot be changed, modified, amended or terminated except by an instrument in writing executed by the parties hereto.

                     17.3. No waiver, modification or cancellation of any term or condition of this Agreement shall be effective unless executed in writing by the party charged therewith. No written waiver shall excuse the performance of any act other than those specifically referred to therein and no waiver shall be deemed or construed to be a waiver of such terms or conditions for the future or any subsequent breach thereof.

                     17.4. This Agreement does not constitute and shall not be construed as constituting a partnership or joint venture between Licensor and Licensee, and neither Licensor nor Licensee shall have any right to obligate or bind the other in any manner whatsoever, and nothing herein contained shall give or is intended to give any rights of any kind to any third persons.

                     17.5. This Agreement shall be governed by the laws of the State of Illinois applicable to contracts made and to be wholly performed in the State of Illinois.

                     17.6. If any provision of this Agreement is or becomes or is deemed invalid, illegal or unenforceable under the applicable laws or regulations of any jurisdiction, either such provision will be deemed amended to conform to such laws or regulations without materially altering the intention of the parties or it shall be stricken and the remainder of this Agreement shall remain in full force and effect.

                     17.7. This Agreement may be executed in counterparts each of which shall be deemed an original and when taken together shall be deemed one and the same document.

                 IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                     [WILLIAMS ELECTRONICS GAMES, INC.]



                                     By:
                                         ------------------------------


                                     [MIDWAY MANUFACTURING COMPANY]


                                     By:
                                         ------------------------------


                                     [WILLIAMS ENTERTAINMENT INC.]


                                     By:
                                         ------------------------------


                                     GT INTERACTIVE SOFTWARE CORP.


                                     By:
                                         ------------------------------

                                   SCHEDULE A

                    [Insert description of Licensed Property]

THE INFORMATION BELOW MARKED BY * HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                                   SCHEDULE B

                                    ROYALTIES


                 Licensee shall pay royalties in an amount equal to the following percentages of the net wholesale sales price of a Unit sold and not returned:

                 Net Wholesale Sales Price               Royalty %
                 -------------------------               ---------

                 * or greater                            *

                 *                                       *

                 *                                       *

                 *                                       *

                 *                                       *

                 *                                       *

                 *                                       *




At Net Wholesale Sales Prices between * and * the above percentages shall be prorated. For example, at a Net Wholesale Sales Price of *, the royalty percentage shall be *. Notwithstanding the above, if the Licensed Products other than previously Developed Games cost * or more to develop or acquire ("Premium Products"), the minimum per unit royalty for such Premium Products shall be calculated as follows: (a) for Premium Products which are First Released (as such term is defined in the GTIS Master Agreement) before April 1, 1996, the minimum per unit royalty shall be * until March 31, 1996, provided, however, that if less than six (6) months have expired since the date on which the Premium Product was First Released, then during the period commencing on April 1, 1996 and ending upon the expiration of six months from the date on which such Premium Product was First Released, the minimum per unit royalty shall be an amount equal to * of the product of (1) the Net Wholesale Sales Price of such Premium Product as of April 1, 1996 multiplied by (2) the royalty percentage which corresponds to such Net Wholesale Sales Price on the table set forth above; (prorated as appropriate) and (b) for Premium Products which are First Released on or after April 1, 1996, the minimum per unit royalty during the six-month period commencing on the date on which the Premium Product was First Released shall be an amount equal to * of the product of (1) the Net Wholesale Sales Price of such Premium Product as of April 1, 1996 multiplied by (2) the royalty percentage which

THE INFORMATION BELOW MARKED BY * HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

corresponds to such Net Wholesale Sales Price on the table set forth above (prorated as appropriate). After March 31, 1996, or the expiration of the six-month period referred to in (a) above, in the case of Premium Products which are First Released prior to April 1, 1996, and at the expiration of the six-month period referred to in (b) above, in the case of Premium Products First Released after March 31, 1996, there shall be no further minimum per unit royalty. The foregoing minimum per unit royalty provision shall not apply to so-called "hint books" as to which there shall be no minimum royalty.

"Net Wholesale Sales Price" shall be that price invoiced by Licensee to its customers, less any price discounts, rebates or credits granted at the time of sale and taxes invoiced to customers (including VAT). No deduction shall be made for bad debts or other uncollected amounts, advertising allowances, including cooperative advertising, or any other costs incurred in manufacturing, selling or distributing the Licensed Products. In the event that Licensee's experience with respect to bad debts and uncollectible amounts during any calendar year in respect of sales of Licensed Products under this Agreement and all other Home Computer Software Distribution and License Agreements entered into between Licensor and its affiliates and Licensee under the GTIS Master Agreement, shall exceed * of Licensee's aggregate net sales of Licensed Products under this Agreement and all such Other Home Computer Software Distribution and License Agreements during such calendar year ("Excess Bad Debts"), then Licensee shall be entitled to receive a credit against royalties payable under this Agreement or any Other Home Computer Software Distribution and License Agreement determined as follows: the average of the weighted Net Wholesale Sales Prices of all Licensed Products sold under this Agreement and all Other Home Computer Software Distribution and License Agreements during such calendar year shall be determined, and the royalty percentage which corresponds thereto in the table above (prorated as appropriate) shall be multiplied by the amount of Excess Bad Debts for such calendar year to determine the amount of such credit.

Royalties for "direct response sales" shall be calculated by multiplying * of the royalty percentages set forth above (prorated as appropriate) times Licensor's net receipts from such sales and, for purposes of determining the applicable royalty percentages in the table set forth above, the amount of such net receipts shall be substituted for "Net Wholesale Sales Price." The minimum per unit royalty shall be * of the minimum per unit royalty applicable to sales other than "direct response sales." Direct response sales shall refer to sales made directly to consumers other than from a fixed retail location and shall include catalogue sales, direct mail, print and television sales. Licensee's net receipts from direct response sales shall be based upon actual monies received, less amounts separately paid by purchasers as sales taxes and shipping and handling charges.


ADJUSTMENTS TO ROYALTIES

THE INFORMATION BELOW MARKED BY * HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Anything above to the contrary notwithstanding:

         1. If Licensor is obligated to pay any Third Party Fees and Royalties with respect to the sale of Licensed Products, the per unit royalties to be paid by Licensee to Licensor with respect to such Licensed Products shall be equal to
* of all such Third Party Fees and Royalties, plus the greater of (a) the royalty otherwise payable to Licensor as provided above and (b) the other * of such Third Party Fees and Royalties. In no event shall the per unit royalty on the sale of Licensed Products be less than * of such Third Party Fees and Royalties.

         2. In cases where Licensed Products are sold by sublicensees under sublicenses granted by Licensee in accordance with the provisions of Section 2.1 above, royalties shall be payable by Licensee to Licensor hereunder equal to the sum of (a) an amount equal to all Third Party Fees and Royalties payable with respect to the sale of such Licensed Products, plus (b) * of the net proceeds received by Licensee from such sublicensee after deducting (i) a fee to Licensee equal to * of such net proceeds, (ii) an amount equal to all Third Party Fees and Royalties, and, (iii) in the case of sublicensees to whom Licensee supplies the Licensed Product, Licensee's direct manufacturing and shipping costs. In no event shall the royalty be less than such Third Party Fees and Royalties.

         3. Until Licensee shall have fully recouped the * Option and Advance Fee, as provided below, Licensor shall pay over to Licensee Licensor's share of net profits from the exploitation of the Licensed Product in the Excluded Asian Countries and in any other territories in which Licensor is entitled to exploit the Licensed Products or ancillary merchandising rights thereto under this Agreement, and all amounts so paid over to Licensee shall be deemed to constitute additional Recoupable Amounts (as that term is used below) under this Agreement.

RECOUPMENT.

Licensee shall be entitled to apply the aggregate amount by which (a) royalties paid under this Agreement exceed (b) * of the amount of any Third Party Fees and Royalties payable by Licensor to parties having rights with respect to the sale of Licensed Products (the "Recoupable Amount") to recoup the * Option and Advance Fee paid by Licensee to WMS Industries Inc. pursuant to Section 3 of the GTIS Master Agreement, until such Recoupable Amount together with Recoupable Amounts under any other Home Computer Software Distribution and License Agreement entered into by Licensee pursuant to the GTIS Master Agreement ("Other Home Software Distribution and License Agreements") equal *; provided, however, that (a) to the extent that the aggregate of all Recoupable Amounts under this Agreement and the Other Home Computer Software Distribution and License Agreements between December 28, 1994 and December 28, 1995 exceeds the installment of the Option and Advance Fee paid on December 28, 1994 such excess shall be paid to Licensor and the licensors under the Other Home Software Distribution and License Agreements, in accordance with their respective interests, and applied

THE INFORMATION BELOW MARKED BY * HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

in reduction of the installment of the Option and Advance Fee payable under the GTIS Master Agreement on December 28, 1996, up to a maximum reduction of *, and the balance of such excess, if any, shall be applied first in reduction of the installment of the Option and Advance Fee payable on December 28, 1995, and then in reduction of the installment of the Option and Advance Fee payable on December 28, 1996, and (b) to the extent that the aggregate of all Recoupable Amounts under this Agreement and all Other Home Computer Software Distribution and License Agreements between December 28, 1994 and December 28, 1996 exceeds the unrecouped portion of the installment of the Option and Advance Fee paid on December 28, 1994 and December 28, 1995, the excess shall be paid to Licensor and the licensors under the Other Home Software Distribution and License Agreements, in accordance with their respective interests, and applied in reduction of the installment of the Option and Advance Fee payable on December 28, 1996.

LIMITATIONS ON FREE AND PROMOTIONAL GOODS; CLOSE-OUTS.

Licensee shall be permitted to distribute free and promotional goods without the payment of any Third Party Fees and Royalties or other royalties thereon, subject to the provisions of Section 1 above and within the following territorial and quantity limits:

         United States and Canada:          * units in the aggregate
         United Kingdom,
         Germany, Scandanavia,
          Benelux, Italy, Spain,
          Australia, and Japan):            * units per country

         Other Countries:                   * units per country


No royalties shall be payable by Licensee to Licensor in excess of any Third Party Fees and Royalties in connection with the sale by Licensee of "close-outs." For purposes hereof, "close-outs" shall mean any Licensed Products that are sold for a price no greater than the sum of direct manufacturing and shipping costs plus any Third Party Fees and Royalties.

                                    EXHIBIT B


               Forms of Warrant and Registration Rights Agreement

                    NEITHER THE WARRANTS REPRESENTED BY THIS
                    WARRANT CERTIFICATE NOR ANY SHARES
                    ACQUIRED UPON THE EXERCISE OF SUCH
                    WARRANTS HAVE BEEN REGISTERED UNDER THE
                    SECURITIES ACT OF 1933, AS AMENDED OR
                    ANY OTHER SECURITIES LAWS, NOR MAY SUCH
                    WARRANTS OR SHARES BE TRANSFERRED, SOLD
                    OR OTHERWISE DISPOSED OF IN THE ABSENCE
                    OF SUCH REGISTRATION OR AN EXEMPTION
                    THEREFROM UNDER SUCH ACT OR OTHER LAWS.
                    THIS WARRANT AND SUCH SHARES MAY BE
                    TRANSFERRED ONLY IN COMPLIANCE WITH THE
                    CONDITIONS SPECIFIED IN THIS WARRANT.

               AS USED HEREIN, THE TERM "COMMON STOCK" SHALL MEAN THE CLASS OF COMMON STOCK ISSUED AND SOLD BY THE COMPANY PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, IN AN INITIAL PUBLIC OFFERING.

                          GT INTERACTIVE SOFTWARE CORP.
                          Common Stock Purchase Warrant

No. _____                                                     _________ Warrants

                NOT EXERCISABLE AFTER THE DATES SPECIFIED HEREIN

                  THIS WARRANT CERTIFICATE CERTIFIES THAT WMS Industries Inc., or registered assigns, is the registered holder of the number of warrants set forth above, each of which entitles such holder hereof, subject to the terms, provisions and conditions set forth herein, to purchase from the Company at any time prior to [5 years from issue] at the principal office of the Company or such other location designated by the Company in accordance with the terms set forth herein, one fully paid and nonassessable share of the Common Stock of the Company, no par value per share ("Common Stock"), at the initial purchase price of $_________ per share [IPO Price], upon presentation and surrender of this Warrant Certificate with the Form of Election to Purchase on the reverse side hereof duly executed and payment in full (in cash or by certified or official bank or bank cashier's check payable to the order of the Company) of the applicable Purchase Price as to which the Warrant(s) represented by the Warrant Certificate are exercised, all subject to the terms, provisions and conditions hereof; provided, however, that the holder hereof shall have the right, at its election, in lieu of paying the Purchase Price in cash or by certified or official bank or bank cashier's check as described above, to instruct the Company, in the Form of Election to Purchase, to retain, in payment of the Purchase Price, a number of shares of Common Stock (the "Payment Shares") equal to the quotient obtained by dividing (x) the aggregate Purchase Price of the shares as to which the Warrants represented by this Certificate are being exercised by (y) the current market price per share (as defined in Section 8(d) below), and to deduct the number of Payment Shares from the shares to be delivered to the holder hereof. The number of Warrants evidenced by this Warrant Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are as of _________ __, 199_. The Warrants represented by this Certificate are being issued pursuant to the terms of the GTIS Master Option and License Agreement, dated December __, 1994, by and between WMS Industries Inc. and the Company.

                  The rights of the holder of this Warrant shall be subject to the following further terms and conditions:

                  SECTION I.  Exercise of Warrants; Purchase Price.

                  (1) Subject to the provisions of Section 6(d) hereof, the registered holder of this Warrant Certificate may exercise the Warrants evidenced hereby, in whole or in part, as follows: (i)___ Warrants exercisable for ____ shares of Common Stock (1/3 of total shares represented by Warrant) may be exercised on or after (x) March 31, 1996 or (y)______ __, 199_ (6 months after the date of the IPO), whichever is later; (ii) ___ Warrants exercisable for ___ shares of Common Stock (1/3 of total shares represented by Warrant) may be exercised on or after (x) March 31, 1997 or (y)_______ __, 199_ (6 months after the date of the IPO), whichever is later; and (iii) ___ Warrants exercisable for __ shares of Common Stock (1/3 of total shares represented by Warrant) may be exercised on or after (x) March 31, 1998 or (y) _________ __, 199_ (6 months after the date of the IPO), whichever is later. The Warrants referred to in (a)(i) above are exercisable until 4:00 p.m., New York City time, on [five years from the date such Warrants become exercisable]; the Warrants referred to in (a)(ii) above are exercisable until 4:00 p.m., New York City time, on [five years from the date such Warrants become exercisable]; and the Warrants referred to in (a)(iii) above are exercisable until 4:00 p.m., New York City time, on [five years from the date such Warrants become exercisable] (each a "Final Expiration Date"), upon surrender of this Warrant Certificate, with the Form of Election to Purchase on the reverse side hereof duly executed, to the Company at its office maintained pursuant to Section 2(b) hereof, together with payment of the Purchase Price for each share of Common Stock as to which the Warrants are exercised. Each warrant not exercised prior to 4:00 p.m., New York City time, on the applicable Final Expiration Date shall become void and all rights thereunder shall cease as of such time.

                  (2) The purchase price for each share of Common Stock pursuant to the exercise of a Warrant shall be $_______ [IPO Price] (the "Purchase Price"); provided, however, that the Purchase Price shall be subject to adjustment from time to time as provided in Section 8 hereof. The aggregate Purchase Price shall be payable in cash or by certified or official bank or bank cashier's check payable to the order of the Company, or by any other means consented to by the Company.

                  (3) Upon receipt of this Warrant Certificate representing exercisable Warrants, with the Form of Election to Purchase duly executed, accompanied by payment of the aggregate Purchase Price for the shares to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of this Warrant Certificate in accordance with Section 6 hereof, the Company shall thereupon promptly (i) cause to be issued to the holder hereof the Common Stock certificates for the number of whole shares of Common Stock to be purchased and (ii) when appropriate, pay to the registered holder hereof, in lieu of the issuance of fractional shares to which such holder would otherwise be entitled, an amount in cash in accordance with Section 11 hereof.

                  (4) If the registered holder of this Warrant Certificate shall exercise less than all the Warrants evidenced hereby, a new Warrant Certificate evidencing Warrants equivalent to the Warrants remaining unexercised shall be issued by the Company to the registered holder of this Warrant Certificate or to his duly authorized assigns, subject to the provisions of Section 11 hereof.

                  SECTION II. Split Up, Combination and Exchange of Warrant Certificates; Mutilated, Destroyed, Lost or Stolen Warrant Certificates.

                  (1) Subject to the provisions of Section 11 hereof, at or prior to the Final Expiration Date this Warrant Certificate, with or without other Warrant Certificates, may be split up, combined or exchanged for another Warrant Certificate or Warrant Certificates, entitling the registered holder to purchase a like number of shares of Common Stock as the Warrant Certificate or Warrant Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to split up, combine or exchange this Warrant Certificate shall make such request in writing delivered to the Company, and shall surrender the Warrant Certificate or Warrant Certificates to be split up, combined or exchanged at the office of the Company maintained for such purpose as set forth below. Thereupon the Company shall sign and deliver to the person entitled thereto a Warrant Certificate or Warrant Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split-up, combination or exchange of Warrant Certificates.

                  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of a Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrant Certificate if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor to the registered owner in lieu of the Warrant Certificate so lost, stolen, destroyed or mutilated.

                  (2) The Company will maintain an office (which may be an agency maintained at a bank) in the City of New York in the State of New York where notices, presentations and demands in respect of any Warrants may be made upon it and where it will maintain the Warrant register upon which transfers and exchanges of Warrants shall be recorded. Such office shall be maintained at GT Interactive Software Corp., 16 East 40th Street, New York, New York 10016, until such time as the Company shall notify the holders of the Warrants of any change of location of such office.

                  SECTION III. Subsequent Issue of Warrant Certificates. Subsequent to their original issuance, no Warrant Certificates shall be issued except (a) Warrant Certificates issued upon any transfer, combination, split-up or exchange of Warrants pursuant to the terms, conditions and provisions hereof,
(b) Warrant Certificates issued in replacement of mutilated, destroyed, lost or stolen Warrant Certificates pursuant to Section 2 hereof, (c) Warrant Certificates issued pursuant to Section 1(d) hereof upon the partial exercise of any Warrant Certificate to evidence the unexercised portion of such Warrant Certificate, (d) Warrant Certificates issued pursuant to Section 8(i) hereof and
(e) Warrant Certificates issued pursuant to Section 14 hereof.

                  SECTION IV. Cancellation and Destruction of Warrant Certificates. All Warrant Certificates surrendered for the purpose of exercise, exchange, substitution, transfer, split-up or combination shall be cancelled by the Company, and no Warrant Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Warrant Certificate. The Company shall cancel and retire any other Warrant Certificates purchased or acquired by the Company otherwise than upon the exercise thereof.

                  SECTION V. Ownership; Restrictions on Transfer; Registration of Transfers.


                  (1) Except as otherwise permitted by this Section 5, each Warrant Certificate (including each Warrant Certificate issued upon the transfer of such Warrant Certificate) shall be stamped or otherwise imprinted with legends in substantially the following form:

                    "Neither the Warrants represented by
                    this Warrant Certificate nor any shares
                    acquired upon the exercise of such
                    Warrants have been registered under the
                    Securities Act of 1933, as amended or
                    any other securities laws nor may such
                    Warrants or shares be transferred, sold
                    or otherwise disposed of in the absence
                    of such registration or an exemption
                    therefrom under such act or other laws.
                    This Warrant and such shares may be
                    transferred only in compliance with the
                    conditions specified in this Warrant.

                  (2) Except as otherwise permitted by this Section 5, each certificate for Common Stock (or other securities) issued upon the exercise of this Warrant, and each certificate issued upon the transfer of any such Common Stock (or other securities), shall be stamped or otherwise imprinted with a legend in substantially the following form:

                    "The shares represented by this
                    certificate have not been registered
                    under the Securities Act of 1933, as
                    amended or any other securities laws and may not be transferred, sold or otherwise disposed of in the absence of such registration or an exemption therefrom under such Act or other laws. Such shares may be transferred, sold or otherwise disposed of only in compliance with the conditions specified in the Common Stock Purchase Warrants issued by GT Interactive Software Corp. A complete and correct copy of the form of such Warrant is available for inspection at the principal office of GT Interactive Software Corp. or at the office or agency maintained by GT Interactive Software Corp. as provided in such Warrants and will be furnished to the holder of such shares upon written request and without charge."

                  (3) Prior to any transfer of any Warrant Certificate that is not registered under an effective registration statement under the Securities Act of 1933 (the "Securities Act"), the holder thereof will give written notice to the Company of such holder's intention to effect such transfer and to comply in all other respects with this Section 5. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail to enable counsel to render the opinion referred to below

                  If, in the opinion of counsel for the Company, the proposed transfer may not be legally effected without registration of such Warrants under the Securities Act, the Company will promptly so notify the holder thereof and thereafter such holder shall not be entitled to transfer such Warrant until either (x) receipt by the Company of a further notice from such holder pursuant to the foregoing provisions of this Section 5 and fulfillment of the provisions of this Section 5 or (y) such Warrants have been effectively registered under the Securities Act.

                  If, in the opinion of counsel for the Company, the proposed transfer may be effected without registration of such Warrants under the Securities Act, such holder shall thereupon be entitled to transfer such securities in accordance with the terms of the notice delivered by such holder to the Company. Each Warrant Certificate issued upon or in connection with such transfer shall bear the restrictive legends required by this Section 5, unless in the opinion of such counsel, such restrictive legends are not required or advisable.


                  (4) The restrictions imposed by this Section 5 upon the transferability of the Warrants relating to the registration of securities under the Securities Act set forth in clauses (b) and (c) of this Section 5 shall terminate as to any particular Warrants, (x) when such securities shall have been effectively registered and sold or distributed under the Securities Act, (y) when, in the opinion of both counsel for the Company and the holder (each of whom shall be experienced in securities law matters), any restrictions cease or are permitted to terminate under applicable securities law, or (z) when, in the opinion of counsel for the Company (who shall be experienced in securities law matters), such restrictions are no longer required in order to insure compliance with the Securities Act or any other applicable securities law, whichever is earliest. Whenever any such restrictions shall cease and terminate as to any Warrants, the holder thereof shall be entitled to receive from the Company, without expense (other than applicable transfer taxes, if any), new Warrants of like tenor not bearing the applicable legends previously required by this Section 5.

                  SECTION VI. Reservation and Availability of Shares of Common Stock.

                  (1) The Company will cause to be reserved and kept available out of its authorized and unissued shares of Common Stock or its authorized and issued shares of Common Stock held in its treasury, the number of shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Warrants. The transfer agent for the Common Stock, if any, will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Warrant on file with each transfer agent. The Company will furnish the transfer agent a copy of all notices of adjustments and certificates related thereto, transmitted to each holder of a Warrant Certificate pursuant to Section 8 hereof.

                  (2) So long as the Common Stock issuable upon the exercise of Warrants may be listed on any national securities exchange or the NASDAQ Stock Market, the Company shall use its best efforts to cause all shares reserved for such issuance to be listed as expeditiously as possible on such exchange upon official notice of issuance upon such exercise.

                  (3) The Company will take all such action as may be necessary to ensure that all shares of Common Stock delivered upon exercise of Warrants shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

                  (4) The Company will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the initial issuance or delivery of this Warrant Certificate or of the issuance and delivery of any shares of Common Stock upon the exercise of Warrants, except as set forth in the immediately following sentence. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer or delivery of this Warrant Certificate to a person other than, or the issuance or delivery of certificates for Common Stock in a name other than that of, the registered holder of the Warrant Certificate evidencing Warrants surrendered for exercise or to issue or deliver any certificates for shares of Common Stock upon the exercise of any Warrants until any such tax shall have been paid (any such tax being payable by the holder of such Warrant Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

                  SECTION VII. Common Stock Record Date. Each person in whose name any certificate for shares of Common Stock is issued upon the exercise of Warrants shall for all purposes be deemed to have become the holder of record of the Common Stock represented thereby on, and such certificate shall be dated, the close of business on the date upon which the Warrant Certificate evidencing such Warrants was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Stock transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the opening of business on the next succeeding business day on which the Common Stock transfer books of the Company are open.

                  SECTION VIII. Adjustment of Purchase Price, Number of Shares or Number of Warrants. The Purchase Price, the number of shares of Common Stock covered by each Warrant and the number of Warrants outstanding are subject to adjustment from time to time as provided in this Section 8.

                           (1) In case the Company shall at any time after the
                  date hereof, (i) effect a distribution to all holders of its outstanding Common Stock payable in shares of Common Stock,
                  (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares of Common Stock or (iv) issue any securities of the Company in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation other than a consolidation or merger in respect of which an adjustment is made pursuant to Section 10 hereof), the number and kind of securities issuable commencing on the record date for such distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any Warrant exercised after such time shall be entitled to receive upon exercise of the Warrant the aggregate number and kind of securities which, if such Warrant had been exercised immediately prior to such date and at a time when the Common Stock transfer books of the Company were open, he would have owned upon such exercise and been entitled to receive by virtue of such distribution, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur. Notwithstanding the foregoing, if a warrant is exercised subsequent to the record date, if any, but prior to the relevant distribution date or payment date, the Company shall not be required to make any such payment or distribution pursuant to this subsection (a) to the holder of such warrant prior to such payment or distribution date, but shall make such payment or distribution on such date.

                           (2) In case the Company shall fix a record date for
                  making a distribution to all holders of Common Stock of rights, options or warrants entitling them to subscribe for or purchase Common Stock at a price per share of Common Stock less than the then current market price per share (as defined in Section 8(d) hereof) of Common Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so to be offered for subscription or purchase would purchase at the current market price per share and the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the maximum number of additional shares of Common Stock to be offered for subscription or purchase.

                           In the case of a distribution by the Company to all
                  holders of Common Stock of rights, options or warrants entitling them to subscribe for or purchase securities convertible into, exchangeable for or carrying a right to purchase Common Stock (such securities being referred to herein as "Convertible Securities"), for purposes of this
                  Section 8(b), (i) such distribution shall be deemed to be a distribution of rights, options or warrants to such holders entitling them to subscribe for or purchase Common Stock at the price per share for which Common Stock is issuable upon conversion, exchange or exercise of such Convertible Securities (determined by dividing (x) the minimum aggregate consideration payable to the Company upon the exercise of such rights, options or warrants, plus the minimum aggregate amount of additional consideration, if any, other than such Convertible Securities, payable upon the conversion, exchange or exercise thereof, by (y) the total maximum number of shares of Common Stock issuable upon the conversion, exchange or exercise of such Convertible Securities issuable upon the exercise of such rights, options or warrants), and (ii) the total maximum number of shares of Common Stock issuable upon conversion, exchange or exercise of such Convertible Securities shall be deemed to be the number of shares of Common Stock offered for subscription or purchase. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company. Shares of Common Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, warrants or options are not so issued, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed. Upon the expiration of such rights, options or warrants, or to the extent any Convertible Securities issued upon the exercise of such rights, options or warrants are redeemed by the Company, or otherwise cease to be convertible into, to be exchangeable for or to carry any such right to purchase, shares of Common Stock, the adjustment to the Purchase Price which was made upon the issuance of such rights, options or warrants and any subsequent adjustments based thereon, shall be recomputed to reflect the issuance of only the number of rights, options or warrants to subscribe for or purchase only the number of shares of Common Stock as to which such rights, options or warrants were actually exercised and the number of such shares which were actually issued upon conversion, exchange or exercise of such Convertible Securities.

                           (3) In case the Company shall fix a record date for
                  the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation other than a consolidation or merger in respect of which an adjustment is made pursuant to Section 10 hereof) of evidences of indebtedness or assets (other than cash dividends payable out of consolidated earnings for the Company's then current or immediately preceding fiscal year, dividends payable in Common Stock and distributions which result in an adjustment under Section 8(a) hereof) or rights, options or warrants (excluding rights, options or warrants the issuance of which results in an adjustment under Section 8(a) or 8(b) hereof), the Purchase Price in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such date by a fraction, the numerator of which shall be the then current market price per share (as defined in Section 8(d) hereof) of Common Stock on such date, less the fair market value (as determined in good faith by the Board of Directors of the Company) of the portion of assets, evidences of indebtedness or such rights, options or warrants so to be distributed or paid applicable to one share of Common Stock (or applicable to one share of Common Stock) and the denominator of which shall be such current market price per share of Common Stock. Such adjustments shall be made successively whenever such a record date is fixed or such an event occurs; and in the event that a distribution of the kind described above is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if the record date for such distribution had not been fixed. Upon the expiration of such rights, options or warrants, the adjustment to the Purchase Price which was made upon the issuance of such rights, options or warrants and any subsequent adjustments based thereon, shall be recomputed to reflect the issuance of only the number of rights, options or warrants which were actually exercised.

                           (4) For the purpose of any computation required in
                  accordance with this Section 8, the "current market price per share" of any security, including the Common Stock (a "Security" for the purpose of this Section 8(d)), on any date shall be deemed to be the average of the daily closing prices (as such term is hereinafter defined) per share of such Security for the 20 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current market price per share of the Security is determined during a period following the announcement by the issuer of such Security of (i) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or
                  (ii) any subdivision, combination or reclassification of such Security and prior to the expiration of 30 consecutive Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current market price per share shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The "closing price" for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, as reported by the NASDAQ Stock Market's National Market, or if not so listed, the average of the high bid and low asked prices in the over-the-counter market, as reported in the Wall Street Journal, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Company. If the Security is not publicly held or so listed or traded, "current market price per share" shall mean the fair value of the Security as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day. The term "Business Day" shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

                           (5) No adjustment in the Purchase Price shall be
                  required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 8(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 8 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

                           (6) In the event that at any time, as a result of an
                  adjustment made pursuant to Section 8(a) hereof, the holder of any Warrant thereafter exercised shall become entitled to receive any securities of the Company other than shares of Common Stock, thereafter the number of such other securities so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in Section 8(a) through (c) hereof, inclusive, and the provisions of Sections 1, 6, 7, 10 and 15 hereof with respect to the shares of Common Stock shall apply on like terms to any such other securities.

                           (7) Unless the Company shall have exercised its
                  election as provided in Section 8(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Section 8(b) or (c) hereof, each Warrant outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of shares of Common Stock (calculated to the nearest hundredth) obtained by (i) multiplying (x) the number of shares covered by a Warrant immediately prior to this adjustment of the number of shares by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

                           (8) Upon each adjustment of the number of shares of
                  Common Stock for which the Warrants are exercisable as provided in Section 8(a) hereof, the Purchase Price payable upon exercise of a Warrant shall be adjusted by multiplying such Purchase Price immediately prior to such adjustment by a fraction (i) the numerator of which shall be the number of shares of Common Stock for which a Warrant was exercisable prior to such adjustment and (ii) the denominator of which shall be the number of shares of Common Stock for which a Warrant is exercisable immediately thereafter.

                           (9) The Company may elect on or after the date of any
                  adjustment of the Purchase Price to adjust the number of Warrants, in substitution for any adjustment in the number of shares of Common Stock purchasable upon the exercise of a Warrant. Each Warrant outstanding after such adjustment of the number of Warrants shall be exercisable for the same number of shares of Common Stock for which such Warrant was exercisable prior to such adjustment. Each Warrant held of record prior to such adjustment of the number of Warrants shall become that number of Warrants (calculated to the nearest hundredth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Warrants, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but shall be at least ten days later than the date of the public announcement. Upon each adjustment of the number of Warrants pursuant to this Section 8(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Warrant Certificates on such record date Warrant Certificates evidencing, subject to Section 11, the additional Warrants to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Warrant Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Warrant Certificates evidencing all the Warrants to which such holders shall be entitled after such adjustment. Warrant Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Warrant Certificates on the record date specified in the public announcement.

                           (10) Irrespective of any adjustment or change in the
                  Purchase Price or the number of shares of Common Stock issuable upon the exercise of the Warrants, the Warrant Certificates may continue to express the Purchase Price per share and the number of shares which were expressed upon the initial Warrant Certificates issued hereunder.

                           (11) Before taking any action that would cause an
                  adjustment reducing the Purchase Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Purchase Price.

                           (12) Anything in this Section 8 to the contrary
                  notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments required by this Section 8, as it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Common Stock, issuance wholly for cash of any Common Stock at less than the current market price, issuance wholly for cash of Common Stock or securities which by their terms are convertible into or exchangeable for Common Stock, dividends on Common Stock payable in Common Stock or issuance of rights, options or warrants referred to in this Section 8, hereafter made by the Company to its common stockholders, shall not be taxable to them.

                  SECTION IX. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 8 hereof (other than situations in which no adjustment is required pursuant to Section 8(e)), the Company shall (a) promptly obtain a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors of the Company (who may be the regular auditors of the Company) setting forth the Purchase Price as so adjusted, the number of shares of Common Stock issuable upon the exercise of each Warrant as so adjusted and a brief statement of the facts accounting for such adjustment, and (b) mail a brief summary thereof to each holder of a Warrant Certificate in accordance with Section 16 hereof. The Company will keep copies of such certificate at its office maintained pursuant to Section 2(b) hereof and will cause the same to be available for inspection at such office during normal business hours by any holder of a Warrant.

                  SECTION X. Consolidation, Merger or Sale of Assets. If the Company shall at any time consolidate with or merge with and into another corporation or shall sell or transfer to another entity all or substantially all of the property of the Company, the holder of any Warrant will thereafter have the right to receive, upon the exercise thereof in accordance with and subject to the terms of this Warrant, the securities, cash and other property to which the holder of the number of shares of Common Stock purchasable (at the time of such consolidation, merger, sale or transfer) upon the exercise of such Warrant would have been entitled upon such consolidation, merger, sale or transfer, if any. The Company shall take such steps in connection with such consolidation, merger, sale or transfer, as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property (including cash) thereafter deliverable upon the exercise of the Warrants. The Company, the successor corporation or the purchasing entity, as the case may be, shall execute and deliver to the Company an agreement so providing. The provisions of this Section 10 shall similarly apply to successive mergers or consolidations or sales or other transfers.

                  SECTION XI. Fractional Warrants and Fractional Shares.

                  (1) The Company shall not be required to issue fractions of Warrants or to distribute Warrant Certificates which evidence fractional Warrants. Subject to Section 11(c) hereof, in lieu of such fractional Warrants, there shall be paid to each registered holder of a Warrant Certificate with regard to which a fractional Warrant would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Warrant. For the purposes of this Section 11(a), the current market value of a whole Warrant shall be the closing price of the Warrant (as determined pursuant to the second sentence of Section 8(d) hereof) for the Trading Day immediately prior to the date on which such fractional Warrant would have been otherwise issuable. If on any such Trading Date the Warrants were not publicly held or listed or traded in a manner described under the second sentence of Section 8(d) hereof, the current market value of a whole Warrant shall be the fair value of the Warrants on such Trading Date as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive.

                  (2) The Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Warrants or to distribute certificates which evidence fractional shares. Subject to Section 11(c) hereof, in lieu of such fractional shares of Common Stock, there shall be paid to each registered holder of a Warrant Certificate with regard to which a fractional share would otherwise be issuable at the time such Warrant Certificate is exercised as herein provided, an amount in cash equal to the same fraction of the current market value of a share of Common Stock. For purposes of this
Section 11(b), the current market value of a share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to the second sentence of Section 8(d)) for the Trading Day immediately prior to the date of such exercise. If on such Trading Date the Common Stock was not publicly held or listed or traded in a manner described under the second sentence of Section 8(d) hereof, the current market value of a share of Common Stock shall be the fair value of a share of Common Stock as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive.

                  (3) If the Company is unable to pay any amounts of cash to registered holders of Warrant Certificates in respect of fractional Warrants or fractional shares of Common Stock in accordance with Section 11(a) or (b) hereof, as the case may be, by reason of the provisions of the Company's then outstanding debt obligations or otherwise, the Company shall deliver to such holders an additional whole Warrant or share of Common Stock, as the case may be, in lieu of such fractional Warrants or shares.

                  (4) The holder of a Warrant, by the acceptance of the Warrant, expressly waives his right to receive any fractional Warrant or any fractional share upon exercise of a Warrant.


                  SECTION XII. Right of Action; No Entitlement to Vote or Receive Dividends.

                  (1) Any registered holder of this Warrant Certificate, without the consent of the holder of any other Warrant Certificate, may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Warrants evidenced by this Warrant Certificate in the manner provided herein.

                  (2) Prior to the exercise of the Warrants evidenced hereby and the date of the certificate representing the shares of Common Stock issuable upon exercise of such Warrants pursuant to Section 7 hereof, the holder of this Warrant Certificate, as such, shall not be entitled to any rights of a stockholder of the Company with respect to, or be deemed for any purpose the holder of, shares for which the Warrants shall be exercisable, including, without limitation, the right to vote or to receive dividends, or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

                  SECTION XIII. Agreement of Warrant Certificate Holders. Every holder of this Warrant Certificate, by accepting the same, consents and agrees with the Company and with every other holder of a Warrant Certificate that (a) the Warrant Certificates are transferable only on the registry books of the Company if surrendered at the principal office of the Company maintained pursuant to Section 2(b) hereof, duly endorsed or accompanied by a proper instrument of transfer and (b) the Company may deem and treat the person in whose name the Warrant Certificate is registered as the absolute owner thereof and of the Warrants evidenced thereby (notwithstanding any notations of ownership or writing on the Warrant Certificates) for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary.


                  SECTION XIV. Issuance of New Warrant Certificates. Notwithstanding any of the provisions of this Warrant to the contrary, the Company may, at its option, issue new Warrant Certificates evidencing Warrants in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price per share and the number or kind or class of shares of stock or other securities or property purchasable under this Warrant Certificate made in accordance with the provisions of this Warrant Certificate; provided, that such new Warrant Certificate shall not have terms inconsistent with the terms of this Warrant Certificate.

                  SECTION XV. Notice of Proposed Actions. In case the Company shall propose (a) to pay any stock dividend to the holders of its Common Stock or to make any other distribution to the holders of its Common Stock (other than cash dividends paid out of consolidated earnings for the Company's then current or immediately preceding fiscal year), or (b) to offer to the holders of its Common Stock rights, warrants or options to subscribe for or to purchase any additional shares of Common Stock or shares of stock of any class or any other securities, rights or options, or (c) to effect any reclassification of its Common Stock (other than a reclassification involving only the subdivision or combination of outstanding shares of Common Stock), or (d) to effect any consolidation, merger or sale, transfer or other disposition of all or substantially all of the property, assets or business of the Company, or (e) to effect the liquidation, dissolution or winding-up of the Company, then, in each such case, the Company shall give to the holder of this Warrant, in accordance with Section 16 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights, warrants or options, or the date on which such reclassification, consolidation, merger, sale, transfer, disposition, liquidation, dissolution, or winding-up is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and such notice shall be so given in the manner provided in Section 16 at least 20 days prior to (i) the record date for the purposes of any action covered by clause (a) or (b) above or (ii) the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be earlier.

                  SECTION XVI. Notices. Notices or demands authorized by this Agreement to be given or made by the holder of this Warrant Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until the holder hereof is notified, in accordance with this Section 16, in writing by the Company of another address) as follows:

                  GT Interactive Software Corp.
                  16 East 40th Street
                  New York, New York  10016

                  Attention:  Secretary

Notices and demands authorized by this Agreement to be given or made by the Company to the holder of this Warrant Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

                  SECTION XVII. Supplements and Amendments. Except as provided in Section 14 hereof, the Company may not amend this Warrant Certificate without the consent of the holder hereof.

                  SECTION XVIII. Governing Law. This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York without reference to the principles of conflicts of laws.

                  SECTION XIX. Descriptive Headings. Descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.


                                         GT INTERACTIVE SOFTWARE CORP.


                                         By:
                                             -------------------------
                                             Name:
                                             Title:

Attest:


------------------------
Secretary

                               FORM OF ASSIGNMENT


                (To be executed by the registered holder if such
              holder desires to transfer the Warrant Certificate.)


                  FOR VALUE RECEIVED ____________________________________ hereby sells, assigns and transfers unto ________________________
_________________________________________________________________
(Please print name and address of transferee)
_________________________________________________________________
this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.


Date:  _____________, 19__

                                                     ___________________________
                                                         Signature

                                                     (Note: The above signature
                                                     must correspond with the
                                                     name as written upon the
                                                     face of this Warrant
                                                     Certificate in all
                                                     respects, without any
                                                     alteration or change
                                                     whatsoever.)

                          FORM OF ELECTION TO PURCHASE


                (To be executed if holder desires to exercise the
                 Warrants evidenced by the Warrant Certificate.)


To:  GT INTERACTIVE SOFTWARE CORP.

                  The undersigned hereby irrevocably elects to exercise ___________________ Warrants represented by this Warrant Certificate to purchase the shares of Common Stock of GT Interactive Software Corp. issuable upon the exercise of such Warrants and herewith [tenders payment for such shares in the amount of $_______] [hereby instructs you, in payment of the Purchase Price, to deduct ___ shares of Common Stock from the number of shares issuable upon exercise of the Warrants exercised hereby, and to deliver ___ shares of Common Stock (the net number of shares of Common Stock)] to the undersigned, in accordance with the terms of this Warrant Certificate. The undersigned requests that certificates for such shares of Common Stock be issued in the name of:

Please insert social security
or other identifying number


_______________________________________________________________
                         (Please print name and address)
_______________________________________________________________ and that such certificates be delivered to ______________ whose address is __________________.


If such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, a new Warrant Certificate for the balance remaining of such Warrants shall be registered in the name of and delivered to:

Please insert social security
or other identifying number


_______________________________________________________________
                         (Please print name and address)
_______________________________________________________________

Any cash payments to be made in lieu of fractional shares should be made to ____________ whose address is _____________________ and the check representing payment therefor should be delivered to _____________ whose address is
___________________________.


Date: _____________, 19__

                                                     __________________________
                                                        Signature

                                                     (Note: The above signature
                                                     must correspond with the
                                                     name as written upon the
                                                     face of this Warrant
                                                     Certificate in all
                                                     respects, without any
                                                     alteration or change
                                                     whatsoever.)

                          REGISTRATION RIGHTS AGREEMENT


                  REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of December , 1995, by and between GT Interactive Software Corp., a Delaware corporation (the "Company"), and WMS Industries Inc., a Delaware corporation (the "Holder"). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Warrant (as defined below).

                  WHEREAS, the parties hereto have entered into that certain GTIS Master Option and License Agreement, dated as of the date hereof, pursuant to which, among other things, the Company has agreed to issue to the Holder warrants to purchase a certain number of shares of Common Stock of the Company (the "Warrants"); and

                  WHEREAS, the Company desires to provide the Holder with some liquidity for the Shares;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto hereby agree as follows:


                  1. Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

                      "Common Stock" means the common stock of the Company, no par value.

                      "Initial Public Offering" means the Company's initial Public Offering.

                      "Public Offering" means the closing of the sale of Common Stock pursuant to an effective Registration Statement.

                      "Registration Statement" means a registration statement filed pursuant to the Securities Act.

                      "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                      "Shares" means, with respect to the Holder, all shares of Common Stock issued or issuable upon exercise of the Warrants.

                  2. Registration Rights.

                     2.1 Demand Registration.

                         2.1.1 General. Subject to the GTIS Call described below, and only so long as Form S-3 (or any equivalent form then in effect) is available for registration of the Demand Shares referred to below, at any time after 2 years following the Company's Initial Public Offering, the Holder may make a written request (the "Demand Request"), to the Company to register, under the Securities Act and under the securities or "blue sky" laws of any jurisdiction designated by the Holder (the "Demand Registration"), the number of Shares (the "Demand Shares") stated in such request, provided, that the Holder shall not have sold pursuant to one or more registrations pursuant to Section 2.2 below or otherwise an aggregate of more than two-thirds of the Shares, prior to the Demand Request; provided, however, that the Company shall not be obligated to effect more than one registration pursuant to this
         Section 2.1. The request for a Demand Registration by the Holder shall specify the amount of Demand Shares proposed to be sold and the intended method of disposition thereof.

                         2.1.2 Company Repurchase Option. (a) Anything to the contrary in this Section 2 notwithstanding, upon the receipt by the Company of the Demand Request, the Company shall have the right and option, in its sole discretion, (the "GTIS Call") to require the Holder to sell to the Company all, but not less than all of the Warrants exercisable for the Demand Shares. The Company shall have thirty (30) days from the date it receives the Demand Request to notify the Holder, in writing, of its exercise of the GTIS Call and the number of Warrants to be purchased by the Company (the "Call Exercise Notice").

                               (b) If the Company shall exercise the GTIS Call, the Company shall purchase and the Holder shall sell the Warrants specified in the Call Exercise Notice at a purchase price equal to the product of (x) the difference between the Exercise Price (as defined in the Warrants) and the current market price per share (as defined in the Warrants) on the date of the Call Exercise Notice and (y) the number of shares for which the Warrants being purchased pursuant to the GTIS Call are exercisable.

                               (c) The closing of the GTIS Call exercised by the Company pursuant to this Section 2.1.2 shall be held at the principal office of the Company at 11:00 a.m., local time on the 45th day after the giving of the Call Exercise Notice or at such other time and place as the parties to the transaction may agree. At such closing, the Holder shall deliver the Warrants, duly endorsed for transfer and accompanied by all requisite transfer taxes, if any, and such Warrants shall be free and clear of any and all liens, claims, options, charges, encumbrances and security interests of any nature and the Holder shall so represent and warrant to the Company. In addition, the Holder shall further represent and warrant that it is the beneficial and record owner of such Warrants. At the closing, the Company shall deliver payment in full in immediately available funds for the Warrants being purchased, unless the parties otherwise agree. At such closing, all of the parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate to effect the transfer of the Warrants.

                         2.1.3 Effective Demand Registration. The Company shall use its reasonable efforts to file as promptly as practicable and cause the Demand Registration pursuant to Section 2.1.1 to become effective not later than 120 days after the Company receives the Demand Request from the Holder; provided that such Demand Request shall not have been withdrawn by the Holder pursuant to the terms hereof. A registration shall constitute a Demand Registration (a) if it has become effective and remains effective for the lesser of (i) 120 days and (ii) the completion of the sale, pursuant to such registration statement, of all of the Shares covered thereby and (b) irrespective of the number of Demand Shares included in such registration.

                         2.1.4 Underwriting Adjustment. If the Demand
         Registration pursuant to Section 2.1.1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing that, in its opinion, the number of shares of Common Stock requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the price per share which may be obtained by the holders of the Demand Shares, the Company will include in such registration, to the extent of the number of shares of Common Stock which the Company is so advised can be sold in such offering, (a) first, the Demand Shares and (b) second, all other shares of Common Stock proposed to be included in such registration, on a pro rata basis.

                     2.2 Incidental or "Piggyback" Registration.

                         2.2.1 General. If the Company proposes to register any shares of Common Stock under the Securities Act (other than pursuant to a Registration Statement on Form S-4, S-8 or any equivalent form then in effect) for public sale for its own account or for the account of any stockholder, at any time after the Initial Public Offering and on or prior to the seventh anniversary of the Initial Public Offering, the Company shall give to the Holder notice of such proposed registration at least fifteen (15) days prior to the filing of a Registration Statement with respect to such public sale. Upon the written request of the Holder (the "Incidental Request") delivered to the Company within ten (10) days after the receipt of the notice from the Company (which request shall state the number of Shares (the "Incidental Shares") that such Holder wishes to sell or distribute publicly under such Registration Statement proposed to be filed by the Company), the Company shall use its reasonable efforts to include such Shares in such registration, and to cause such registration to become and remain effective to the extent and for so long as the Company keeps such registration effective as to such other shares of Common Stock (the "Incidental Registration"); provided that such Incidental Request shall not have been withdrawn by the Holder pursuant to the terms hereof.. The Company may withdraw a Registration Statement at any time before it becomes effective or postpone or terminate the offering without obligation to the Holder.

                         2.2.2 Underwriting Adjustment. If the Incidental Registration pursuant to Section 2.2.1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing that, in its opinion, the number of shares of Common Stock requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the price per share which may be obtained by the holders of the Incidental Shares, the Company will include in such registration, to the extent of the number of shares of Common Stock which the Company is so advised can be sold in such offering, (a) first, shares of Common Stock that the Company proposes to issue and sell for its own account, if any, (b) second, shares a stockholder proposes to include in such registration pursuant to the exercise of demand registration rights, if any, and (c) third, all other shares of Common Stock (including Incidental Shares) proposed to be included in such registration, on a pro rata basis.

                      2.3 Registration Procedures. With respect to any Registration Statement that includes any Shares pursuant to Sections 2.1 and 2.2:

                          2.3.1 Underwriters.

                                (a) In the event of a Demand Registration pursuant to Section 2.1, the Holder may select and obtain an investment banking firm (which shall be of national reputation) to act as the managing underwriter of the offering; provided, that, such underwriter shall be acceptable to the Company.

                                (b) In the event of an Incidental Registration pursuant to Section 2.2, the distribution for the account of the Holder shall be underwritten by the same underwriters, if any, who underwrite the distribution of the securities for the account of the Company and/or any other persons whose securities are covered by such Registration Statement.

                          2.3.2 Legal Opinions. In connection with a Demand Registration or an Incidental Registration, the Holder shall retain counsel and shall cause such counsel to deliver (a) to the managing underwriter such opinions as the managing underwriter may reasonably require and (b) to the Company and the Securities and Exchange Commission, such opinions as they shall require.

                          2.3.3 Execution of Documents. In connection with a Demand Registration or an Incidental Registration, the Holder shall (a) upon request of the

         Company, execute power of attorney, deposit and custodian agreements in form and substance satisfactory to the managing underwriter and (b) execute an underwriting agreement in form and substance satisfactory to the managing underwriter, which underwriting agreement shall contain certain indemnification provisions as provided in Section 2.4 or as required by the managing underwriter.

                          2.3.4 Registration Statement. The Company will deliver to the Holder, after the effectiveness of any Registration Statement, such reasonable number of copies of a definitive prospectus included in such Registration Statement and of any revised or supplemental prospectus as the Holder may from time to time request.

                          2.3.5 Expenses. In connection with the registration of Demand Shares and Incidental Shares pursuant to Sections 2.1 and 2.2, the Company shall pay all reasonable expenses (other than underwriting discounts and commissions) whether or not such Demand Registration or Incidental Registration becomes effective; provided, however, the Company shall not be obligated to pay such expenses if the failure of the Demand Registration or the Incidental Registration to become effective is a result of the action or request by the Holder, unless the Holder agrees to forfeit the registration right granted pursuant to
         Section 2.1; and provided, further, that the Company shall not be obligated to pay any expenses relating to any extraordinary accounting review or special audit. If the Company believes any extraordinary accounting review or special audit will be necessary in connection with such registration, it shall advise the Holder, who may withdraw such Holder's Demand Request or Incidental Request, as the case may be, within 5 days of the receipt of such advice by the Company.

                          2.3.6 Hold-Back.

                                (a) In the event Shares are included in a Registration Statement hereunder, the Holder agrees not to effect any public sale or distribution of shares of Common Stock during the seven days prior to, and during the ninety (90) day period following, the effective date of such Registration Statement or such longer period as shall be requested by the managing underwriter, but in no event longer than 180 days (except as part of such registration), if and to the extent requested by the Company or by the managing underwriter or underwriters of such registration.

                                (b) The Company agrees not to effect any public sale or distribution of any of its securities for its own account (except pursuant to registrations on Form S-4 or S-8 or any equivalent form then in effect) during the ninety (90) day period beginning on the later of (i) the effective date of any Registration Statement in which the Holder is participating and (ii) the commencement of a public distribution of the shares of Common Stock pursuant to such Registration Statement.

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

                          2.3.7 Registration Delay. Anything to the contrary contained in this Agreement notwithstanding, if the Company shall furnish to the Holder, in connection with a Demand Registration or an Incidental Registration, written notification that in the Company's opinion, it would be detrimental to the Company and its stockholders for a registration statement to be filed at that time and it is, therefore, necessary to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 90 days after receipt of the Demand Request or the Incidental Request, as the case may be.

                          2.3.8 Limitation on Demand and Incidental Registration Rights. Anything to the contrary contained in this Agreement notwithstanding, when, in the opinion of counsel for the Company (which counsel shall be experienced in securities law matters), registration of the Shares is not required by the Securities Act and other applicable securities laws, in connection with a proposed public sale of such Shares, the Holder shall have no rights, pursuant to this
         Section 2, to request a Demand Registration or an Incidental Registration, as the case may be, in connection with such proposed sale.

                      2.4 Indemnity. In the case of any registration of Shares pursuant to this Section 2, the Company will indemnify and hold harmless the Holder under Sections 2.1 and 2.2 hereof (the "Indemnitee"), and any person who controls such Indemnitee or underwriter within the meaning of Section 15 of the Securities Act, against all claims, losses, damages, liabilities and expenses (collectively, "Losses") resulting from any untrue statement or allegedly untrue statement of a material fact contained in any Registration Statement or preliminary or final prospectus contained therein, or any amendment or supplement thereto, or from any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made) not misleading, except insofar as the same may have been based on (a) information furnished in writing to the Company by such Indemnitee or such underwriter expressly for use therein and used in accordance with such writing or (b) the failure of the underwriter to send or give a copy of the final prospectus (or any amendment or supplement thereto) to the person asserting the untrue statement or omission or alleged omission at or prior to the sale of the Shares to such person if such statement was corrected in the final prospectus. The Indemnitee, by acceptance of the provisions herein, agrees to furnish to the Company such information concerning such Indemnitee and the proposed sale or distribution as shall, in the opinion of counsel for the Company, be necessary in connection with any such registration or qualification of any Demand Shares or Incidental Shares, and to indemnify and hold harmless the Company, its officers, directors, employees and agents and each of its underwriters (and any person who controls the Company or such underwriters within the meaning of
Section 15 of the Securities Act) against all Losses resulting from any untrue statement or allegedly untrue statement of a material fact contained in any Registration Statement or preliminary or final prospectus contained therein, or any amendment or supplement thereto, or from any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements

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

therein (in light of the circumstances under which they were made) not misleading, insofar as the same may have been based on information furnished in writing to the Company by such Indemnitee or to such underwriter expressly for use therein and used in accordance with such writing, but not insofar as the same may have been based on the failure of the underwriter to send or give a copy of the final prospectus (or any amendment or supplement thereto) to the person asserting the untrue statement or omission or alleged omission at or prior to the sale of the Shares to such person if such statement was corrected in the final prospectus. In no event shall the liability of the Indemnitee hereunder be greater than the dollar amount of the proceeds received by such Indemnitee upon the sale of the Shares giving rise to the aforesaid indemnification obligation.

                  3.  Miscellaneous.

                      3.1 Notices. All notices or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telecopied or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telecopied or sent be certified, registered or express mail or, if mailed, five days after the date of deposit in the United States mail, as follows:

                          (a)     if to the Company:

                                  GT Interactive Software Corp.
                                  116 East 40th Street
                                  New York, New York 10016
                                  Attention: Harry Rubin
                                  Telecopy: (212) 213-9319

                                  with a copy to:

                                  Kramer, Levin, Naftalis, Nessen,
                                  Kamin & Frankel
                                  919 Third Avenue
                                  New York, New York 10022-3903
                                  Attention: David P. Levin, Esq.
                                  Telecopy: (212) 715-8000

                          (b)     if to WMS Industries Inc.:

                                  3401 North California Avenue
                                  Chicago, Illinois 60618
                                  Attention:  Neil D. Nicastro, President
                                  Telecopy: (312) 539-2099

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

                                  with a copy to:

                                  Shack & Siegel, P.C.
                                  530 Fifth Avenue
                                  New York, New York 10036
                                  Attention: Jeffrey Siegel, Esq.
                                  Telecopy: (212) 730-1964

Any party may, by notice given in accordance with this Section 3.1, designate another address or person for receipt of notices hereunder.

                  3.2 Amendment and Waiver.

                      (a) No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the parties hereto at law, in equity or otherwise.

                      (b) Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by any party from the terms of any provision of this Agreement, shall be effective only if it is made or given in writing and signed by the party against whom enforcement thereof is sought.

                  3.3 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  3.4 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

                  3.5 Entire Agreement. This Agreement is intended by the parties as a final expression of this agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  3.6 Variations in Pronouns. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

                  3.7 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such state, without regard to the principles of conflicts of law thereof.

                  3.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and legal representatives. This Agreement and the rights and obligations hereunder are not assignable by the Holder without the prior written consent of the Company.

                  3.9 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first written above.


                                      GT INTERACTIVE SOFTWARE CORP.



                                      By:_____________________________
                                           Name:
                                           Title:


                                      WMS INDUSTRIES INC.



                                      By:_____________________________
                                           Name:
                                           Title:


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